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As filed with the Securities and Exchange Commission on April 25, 2002

File No. 333-41577
File No. 811-8537

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /
Pre-Effective Amendment No.        / /
Post-Effective Amendment No. 4        /x/
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        / /
Amendment No. 7          /x/

Variable Annuity
Account A of Protective Life
 (Exact Name of Registrant)

Protective Life and Annuity Insurance Company
 (Name of Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of Depositor's Principal Executive Offices)

(205) 879-9230
(Depositor's Telephone Number, including Area Code)

STEVE M. CALLAWAY, Esquire
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama, 35223
(Name and Address of Agent for Services)

Copy to:
STEPHEN E. ROTH, Esquire
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
(202) 383-0158

        It is proposed that this filing become effective (check appropriate box):

    / /  immediately upon filing pursuant to paragraph (b) of Rule 485;

    /x/  on May 1, 2002 pursuant to paragraph (b) of Rule 485;

    / /  60 days after filing pursuant to paragraph (a) of Rule 485;

    / /  on May 1, 2002 pursuant to paragraph (a)(i) of Rule 485;

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A

INFORMATION REQUIRED TO BE IN THE PROSPECTUS

Protective Life and Annuity Insurance Company Variable Annuity Account A of Protective Life 2801 Highway 280 South Birmingham, Alabama 35223 Telephone: 1-800-456-6330 www.protectiveannuities.com

        This Prospectus describes the Protective Variable Annuity Contract, an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life and Annuity Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

        You may allocate your Purchase Payments to one or more of the Sub-Accounts of the Protective Variable Annuity Account A of Protective Life, the Guaranteed Account, or both. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Van Kampen Life Investment Trust, Oppenheimer Variable Account Funds, MFS® Variable Insurance Trust, and Lord Abbett Series Fund. The Funds are:

Protective Investment Company International Equity Fund Small Cap Value Fund Capital Growth Fund CORESM U.S. Equity Fund Growth and Income Fund Global Income Fund	MFS® Variable Insurance Trust New Discovery Series Emerging Growth Series Research Series Investors Growth Stock Series Investors Trust Series Utilities Series Total Return Series

Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA
Global Securities Fund/VA
Capital Appreciation Fund/VA
Main Street Growth &
    Income Fund/VA
High Income Fund/VA
Money Fund/VA
Strategic Bond Fund/VA	Van Kampen Life Investment Trust
Aggressive Growth Portfolio Class II
Emerging Growth Portfolio Class I
Enterprise Portfolio Class I
Comstock Portfolio Class I
Growth and Income Portfolio Class I

Lord Abbett Series Fund
Growth and Income Portfolio
Mid-Cap Value Portfolio
Bond-Debenture Portfolio

      The value of your Contract, except amounts you allocate to the Guaranteed Account, will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

        This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

        Please read this prospectus carefully. Investors should keep a copy for future reference. This prospectus must be accompanied by a current prospectus for each of the Funds.

        The Protective Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2002

DEFINITIONS

        "We", "us", "our", "Protective Life", and "Company" refer to Protective Life and Annuity Insurance Company. "You" and "your" refer to the person(s) who has been issued a Contract.

        Accumulation Unit:  A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

        Allocation Option:  Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Allocation Options are the Sub-Accounts of the Variable Account and the fixed accounts of the Guaranteed Account that are available in this Contract.

        Annuity Commencement Date:  The date as of which the Contract Value, less applicable premium tax, is applied to an Annuity Option.

        Annuity Option:  The payout option under which the Company makes annuity income payments.

        Annuity Purchase Value:  At any time prior to the Annuity Commencement Date, the greater of: (1) Surrender Value, or (2) 95% of Contract Value (less applicable premium tax).

        Contract:  The Protective Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

        Contract Anniversary:  The same month and day as the Effective Date in each subsequent year of the Contract.

        Contract Value:  Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

        Contract Year:  Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

        DCA:  Dollar cost averaging.

        DCA Fixed Account:  The DCA Fixed Account is part of the Company's general account and is not part of or dependent upon the investment performance of the Variable Account. This account is available for dollar cost averaging only.

        Effective Date:  The date as of which the initial Purchase Payment is credited to the Contract and the date the Contract takes effect.

        Fixed Account:  The Fixed Account is part of the Company's general account and is not part of or dependent upon the investment performance of the Variable Account.

        Fund:  Any investment portfolio in which a corresponding Sub-Account invests.

        Guaranteed Account:  The Fixed Account, DCA Fixed Account, and any other Allocation Option we may offer with interest rate guarantees.

        Purchase Payment:  The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

        Qualified Contracts:  Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code.

        Qualified Plans:  Retirement plans that receive favorable tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code.

        Sub-Account:  A separate division of the Variable Account.

        Valuation Day:  Each day on which the New York Stock Exchange is open for business.

        Valuation Period:  The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next Valuation Day.

        Variable Account:  The Variable Annuity Account A of Protective Life, a separate investment account of Protective Life.

        Written Notice:  A notice or request submitted in writing in a form satisfactory to the Company that we receive at the administrative office via hand delivery, courier, mail, or facsimile transmission.

EXPENSES

        The Expenses and Examples are intended to assist the owners in understanding the costs and expenses that he or she will bear directly or indirectly. Except as otherwise noted, they reflect the expenses for the Variable Account and each Fund for the period January 1, 2001 to December 31, 2001. For a more complete description of the various costs and expenses associated with the Contract, see "Charges and Deductions" in this prospectus. For a more complete description of the management fees associated with the Funds, see the prospectuses for each of the Funds, which accompany this prospectus. The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. In addition to the expenses listed below, some states may impose premium taxes currently varying from 0 to 3.5%. Currently, New York does not impose a premium tax.

The following expense information assumes that the entire Contract Value is Variable Account Value.

OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge Imposed on Amount Surrendered (contingent deferred sales charge as a % of amount surrendered)	7%
Transfer Processing Fee	None	*
ANNUAL CONTRACT MAINTENANCE FEE	$30	**
ANNUAL VARIABLE ACCOUNT EXPENSES (as a percentage of average Variable Account value)
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Annual Variable Account Expenses	1.40%

*	Protective Life reserves the right to charge a Transfer Fee in the future. (See "Charges and Deductions".)
**	The contract maintenance fee may not apply. (See "Charges and Deductions".)

ANNUAL FUND EXPENSES
For the period ending December 31, 2001
      (after reimbursement and as percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees*	Other Expenses After Reimbursement	Total Annual Fund Expenses (after reimbursements)

Protective Investment Company (PIC) (1)
International Equity Fund	1.10%		0.00%	1.10%
Small Cap Value Fund	0.80%		0.00%	0.80%
Capital Growth Fund	0.80%		0.00%	0.80%
CORESM U.S. Equity Fund	0.80%		0.00%	0.80%
Growth and Income Fund	0.80%		0.00%	0.80%
Global Income Fund	1.10%		0.00%	1.10%
Van Kampen Life Investment Trust (2)
Aggressive Growth Portfolio Class II	0.00%	0.25%	1.02%	1.27%
Emerging Growth Portfolio	0.70%		0.06%	0.76%
Enterprise Portfolio	0.48%		0.12%	0.60%
Comstock Portfolio	0.60%		0.21%	0.81%
Growth and Income Portfolio	0.60%		0.15%	0.75%
MFS® Variable Insurance TrustSM (3, 4)
New Discovery Series	0.90%		0.16%	1.06%
Emerging Growth Series	0.75%		0.12%	0.87%
Research Series	0.75%		0.15%	0.90%
Investors Growth Stock Series	0.75%		0.17%	0.92%
Investors Trust Series	0.75%		0.15%	0.90%
Utilities Series	0.75%		0.18%	0.93%
Total Return Series	0.75%		0.14%	0.89%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.64%		0.04%	0.68%
Global Securities Fund/VA	0.64%		0.06%	0.70%
Capital Appreciation Fund/VA	0.64%		0.04%	0.68%
Main Street Growth & Income Fund/VA	0.68%		0.05%	0.73%
High Income Fund/VA	0.74%		0.05%	0.79%
Strategic Bond Fund/VA (5)-	0.74%		0.05%	0.79%
Money Fund/VA	0.45%		0.07%	0.52%
Lord Abbett Series Fund, Inc. (6)
Growth and Income Portfolio	0.50%		0.47%	0.97%
Mid-Cap Value Portfolio	0.75%		0.35%	1.10%
Bond-Debenture Portfolio	0.50%		0.35%	0.85%
*	The 12b-1 fees deducted from 12b-1 classes of the Funds cover certain distribution and shareholder support services provided by the companies selling Contracts investing in those Funds. The portion of the 12b-1 fees assessed against Fund assets attributable to the Contracts will be remitted to Investment Distributors, Inc., the principal underwriter of the Contracts.

Additional Allocation Options may be available for certain Contracts purchased before May 1, 2002. Please see Appendix A for more information.

(1)
The annual expenses listed for all of the PIC funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 2001 were: CORESM U.S. Equity Fund 0.87%, Small Cap Value Fund 0.91%, International Equity Fund 1.37%, Growth and Income Fund 0.87%, Capital Growth Fund 0.86%, and Global Income Fund 1.35%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.
(2)
The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period of January 1, 2001 to December 31, 2001 and will continue through the period of January 1, 2002 to December 31, 2002. There is no guarantee that the Advisor will continue the reimbursement beyond December 31, 2002. Absent the reimbursements, the advisory fees would have been 0.75% for the Aggressive Growth Portfolio Class II, and 0.50% for the Enterprise Portfolio; the "Other Expenses" would have been 6.95% for the Aggressive Growth Portfolio Class II, and 0.12% for the Enterprise Portfolio.
(3)
MFS has contractually agreed, subject to reimbursement, to bear expenses for the series such that each series' "Other Expenses" (after taking into account the expense offset arrangement described in Note 4 below), do not exceed the following percentages of the average daily net assets of these series during the current fiscal year: 0.15% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees this series.
(4)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had these fee reductions been taken into account, "Total Expenses" would be lower for certain series and would equal: 1.05% for the New Discovery Series; 0.86% for the Emerging Growth Series; 0.89% for the Research Series; 0.89% for the Investors Trust Series; 0.90% for the Investors Growth Stock Series; 0.88% for the Total Return Series, and 0.92% for the Utilities Series.
(5)
OppenheimerFunds, Inc. will reduce the management fee by 0.10% as long as the fund's trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.
(6)
The Mid-Cap Value, Growth and Income and Bond-Debenture Portfolios have each established non-12b-1 service fee arrangements which are reflected under "Other Expenses". The information in the chart above relating to the Mid-Cap Value and Bond-Debenture Portfolios has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord Abbett & Co. (Lord Abbett), voluntarily waived a portion of its management fees for the Mid-Cap Value Portfolio and subsidized a portion of the Mid-Cap Value and Bond-Debenture Portfolios' expenses to the extent necessary to maintain the "Other Expenses" for the Mid-Cap Value and Bond-Debenture Portfolios at an aggregate of 0.35% of each Portfolio's average daily net assets. Absent any waivers and reimbursements the total annual gross expenses for the Mid-Cap Value Portfolio would have been 1.20% for the year 2001. Absent any reimbursements the total annual gross expenses for the Bond-Debenture Portfolio would have been 0.33% on an unannualized basis for the period December 3, 2001 (commencement of operations) through December 31, 2001. For the year 2002, Lord Abbett does not intend to waive its management fees for the Mid-Cap Value Portfolio but has contractually agreed to continue to reimburse a portion of the Mid-Cap Value and Bond-Debenture Portfolios' expenses to the extent necessary to maintain the "Other Expenses" for the Mid-Cap Value and Bond- Debenture Portfolios at an aggregate of 0.35% of each Portfolio's average daily net assets.

EXAMPLES

        At the end of the applicable time period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets. The Examples also assume that no transfer fee or premium taxes have been assessed and that the contract maintenance fee is equivalent to 0.03%.

        The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

	If Contract is Surrendered at End of Applicable Period				If Contract is Not Surrendered at End of Applicable Period
Sub-Account	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
PIC International Equity	97	133	168	287	26	79	135	287
PIC Small Cap Value	95	124	154	256	23	70	119	256
PIC Capital Growth	95	124	154	256	23	70	119	256
PIC CORESM U. S. Equity	95	124	154	256	23	70	119	256
PIC Growth and Income	95	124	154	256	23	70	119	256
PIC Global Income	97	133	168	287	26	79	135	287
Van Kampen Aggressive Growth II	99	137	177	303	27	84	143	303
Van Kampen Emerging Growth	94	123	152	252	22	69	117	252
Van Kampen Enterprise	93	118	144	236	21	64	109	236
Van Kampen Comstock	95	124	154	257	23	70	120	257
Van Kampen Growth and Income	94	123	151	251	22	68	117	251
MFS New Discovery	97	131	167	283	25	78	133	283
MFS Emerging Growth	95	126	157	264	23	72	123	264
MFS Research	95	127	159	267	24	73	125	267
MFS Investors Growth Stock	96	127	160	269	24	73	126	269
MFS Investors Trust	95	127	159	267	24	73	125	267
MFS Utilities	96	128	160	270	24	74	126	270
MFS Total Return	95	127	158	266	24	72	124	266
Oppenheimer Aggressive Growth	93	121	148	244	21	66	113	244
Oppenheimer Global Securities	94	121	149	246	22	67	114	246
Oppenheimer Capital Appreciation	93	121	148	244	21	66	113	244
Oppenheimer Main Street Growth & Income	94	122	150	249	22	68	116	249
Oppenheimer High Income	94	124	153	255	23	69	119	255
Oppenheimer Strategic Bond	94	124	153	255	23	69	119	255
Oppenheimer Money Fund	92	116	140	227	20	61	105	227
Lord Abbett Growth and Income	96	129	162	274	24	75	128	274
Lord Abbett Mid-Cap Value	97	133	168	287	26	79	135	287
Lord Abbett Bond-Debenture	95	125	156	262	23	71	122	262

Additional Allocation Options may be available for certain Contracts purchased before May 1, 2002. Please see Appendix A for more information.

SUMMARY

The Contract

What is the Protective Variable Annuity Contract?	The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract".)
How may I purchase a Contract?	Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions to the broker-dealers for selling the Contracts. (See "Distribution of the Contracts.")

Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract".)
What are the Purchase Payments?
The minimum amount that Protective Life will accept as an initial Purchase Payment is $5,000 for a Non-Qualified Contract and $2,000 for a Qualified Contract. Subsequent Purchase Payments may be made at any time. The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior administrative office approval is $2,000,000. We reserve the right not to accept any Purchase Payment. (See "Purchase Payments".)
Can I cancel the Contract?
You have the right to return the Contract within 30 days after you receive it. The returned Contract will be treated as if it were never issued. If the Contract is issued as an IRA and returned within 7 days, Protective Life will refund the Purchase Payments; otherwise Protective Life will refund the Contract Value. This amount may be more or less than the Purchase Payments. (See "Right to Cancel".)
Can I transfer amounts in the Contract?
Prior to the Annuity Commencement Date, you may request transfers from one Allocation Option to another. No transfers may be made into the DCA Fixed Accounts. At least $100 must be transferred. Protective Life reserves the right to limit the maximum amount that may be transferred from the Fixed Account to the greater of (a) $2,500; or (b) 25% of the value of the Fixed Account per Contract Year. The Company reserves the right to charge a transfer fee of $25 for each transfer after the 12th transfer during such Contract Year. (See "Transfers".)
Can I surrender the Contract?
Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its Surrender Value. (See "Surrenders and Partial Surrenders".) Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Internal Revenue Code section 403(b) may not be allowed in certain circumstances.
Is there a death benefit?
If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death. The death benefit will depend on the age of the Owner on the date of death.

In general, if an Owner dies on or before his or her 90th birthday, the death benefit is the greater of: (1) the Contract Value; or (2) aggregate Purchase Payments less aggregate amounts surrendered and any associated surrender charges; or (3) the maximum Anniversary Value.
If the Owner dies after his or her 90th birthday, the death benefit is the Contract Value.
Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. (See "Death Benefit".)
Are there charges and deductions from my Contract?	The following charges and deductions are made in connection with the Contract:
Surrender charges.
Full or partial surrenders are subject to a surrender charge. The surrender charge is equal to a specified percentage (maximum 7%) of each Purchase Payment surrendered. No surrender charge applies to Contract Value in excess of the total of the Purchase Payments (less prior partial surrenders of Purchase Payments). Protective Life calculates the surrender charge using the assumption that the Contract Value in excess of aggregate Purchase Payments (less prior partial surrenders of Purchase Payments) is surrendered before any Purchase Payments and that Purchase Payments are surrendered on a first-in-first-out basis. (See "Surrender Charge.")
Mortality and expense risk charge.
We will deduct a mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. The charge equals, on an annual basis, 1.25% of the average daily net assets of the Variable Account value attributable to the Contracts. (See "Mortality and Expense Risk Charge".)
Administration charge.	We will deduct an administration charge equal, on an annual basis, to 0.15% of the average daily net assets of the Variable Account value supporting the Contracts. (See "Administration Charge".)
Contract maintenance fee.
Prior to the Annuity Commencement Date we will deduct a contract maintenance fee of $30 from the Contract Value on each Contract Anniversary, and on any day that the Contract is surrendered if the surrender occurs on any day other than the Contract Anniversary. Under certain circumstances, we may waive this fee. (See "Contract Maintenance Fee".)
Taxes.
Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization. Currently, New York does not impose a premium tax. The Company reserves the right to impose a charge for other taxes attributable to the Variable Account. (See "Charges and Deductions".)

Investment management fees and other expenses of the Funds.
The net assets of each Sub-Account of the Variable Account will reflect the investment management fee the corresponding Fund incurs as well as the other operating expenses and any applicable distribution and/or service (12b-1) fees of that Fund. For each Fund, the investment manager receives a daily fee for its investment management services. The management fees are based on the average daily net assets of the Fund. (See "Fund Expenses" and the Funds' prospectuses.)
What Annuity Options are available?
Currently, we apply the Annuity Purchase Value to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a fixed period, and life income with payments for a guaranteed period. (See "Annuitization".)
Is the Contract available for qualified retirement plans?
You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), pension and profit sharing plans (including H.R. 10 plans), and tax sheltered annuity plans. Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "Description of the Contract, The Contract," and "Federal Tax Matters" and "Qualified Retirement Plans.")
Where may I find financial information about the Sub-Accounts?	You may find financial information about the Sub-Accounts in Appendix B to this prospectus and in the Statement of Additional Information.
Other contracts.
We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our administrative office in writing or by telephone.

Federal Tax Status

        Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from the Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. (See "Federal Tax Matters".)

THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life Annuity and Insurance Company

        The Contracts are issued by Protective Life and Annuity Insurance Company (formerly American Foundation Life Insurance Company), a wholly owned subsidiary of Protective Life Insurance Company, which is the chief operating subsidiary of Protective Life Corporation, a Delaware insurance holding company whose stock is traded on the New York Stock Exchange. Protective Life and Annuity Insurance Company ("Protective Life") was organized as an Alabama company in 1978. Protective Life is authorized to transact business as an insurance company or a reinsurance company in 49 states (including New York) and Washington D.C. and offers a variety of individual life, individual and group annuity and group dental insurance products. The Company's assets for fiscal year ending in 2001 were approximately $685 million dollars.

Variable Annuity Account A of Protective Life

        The Variable Annuity Account A of Protective Life, also called the Variable Account, is a separate investment account of Protective Life. The Variable Account was established under Alabama law by the Board of Directors of Protective Life on December 1, 1997. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

        Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. The portion of the assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

        Currently, twenty-eight Sub-Accounts of the Variable Account are available under this Contract: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORESM U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Aggressive Growth II; Van Kampen Emerging Growth; Van Kampen Enterprise; Van Kampen Comstock; Van Kampen Growth and Income; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Growth; MFS Growth With Income; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities; Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Lord Abbett Growth and Income; Lord Abbett Mid-Cap Value; and Lord Abbett Bond-Debenture. Each Sub-Account invests in shares of a corresponding Fund. Therefore, the investment experience of your Contract depends on the experience of the Sub-Accounts that you select.

        This Contract may not offer all the Sub-Accounts of the Variable Account. Other contracts issued by Protective Life may offer some or all of the Sub-Accounts of the Variable Account. Additional Sub-Accounts may be available for certain Contracts purchased before May 1, 2002. Please see Appendix A for more information.

Administration

        Pursuant to the terms of an agreement with Protective Life, Protective Life Insurance Company performs the Contract administration at its administrative office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

        Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company ("PIC") managed by Protective Investment Advisors, Inc., and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management Inc.; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM managed by MFS Investment Management; Lord Abbett Series Trust, managed by Lord, Abbett & Co. Shares of these funds are offered only to:

        (1) the Variable Account,

        (2) other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies,

        (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and

        (4) certain qualified retirement plans.

        Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

        There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company (PIC)

International Equity Fund.

        This Fund seeks to provide long-term capital appreciation. The Fund pursues its objective by investing, under normal circumstances, substantially all, and at least 80%, of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

Small Cap Value Fund.

        This Fund seeks to provide long-term growth of capital. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment (currently between $12 million and $3 billion).

Capital Growth Fund

        This Fund seeks long-term growth of capital. The Fund pursues its investment objective by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

CORESM U.S. Equity Fund.

        This Fund seeks long-term growth of capital and dividend income. The Fund pursues its investment objectives by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index.

Growth and Income Fund.

        This Fund seeks long-term growth of capital and growth of income. The Fund pursues its objectives by investing, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

Global Income Fund.

        This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of fixed-income securities of U.S. and foreign issuers (including non-dollar securities). The Fund also enters into foreign currency transactions.

Van Kampen Life Investment Trust

Aggressive Growth Portfolio Class II.

        Seeks capital growth.

Emerging Growth Portfolio.

        Seeks capital appreciation.

Enterprise Portfolio.

        Seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

Comstock Portfolio.

        Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Growth and Income.

        Seeks long-term growth of capital and income.

MFS® Variable Insurance TrustSM

New Discovery Series.

        This Fund seeks capital appreciation.

Emerging Growth Series.

        This Fund seeks to provide long-term growth of capital.

Research Series.

        This Fund seeks to provide long-term growth of capital and future income.

Investors Growth Stock Series.

        This Fund seeks to provide long-term growth of capital and future income rather than current income.

Investors Trust Series.

        This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

Utilities Series.

        This Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Total Return Series.

        This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

Aggressive Growth Fund/VA.

        This Fund seeks capital appreciation.

Global Securities Fund/VA.

        This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

Capital Appreciation Fund/VA.

        This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

Main Street Growth & Income Fund/VA.

        This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

High Income Fund/VA.

        This Fund seeks a high level of current income from investment in high yield fixed-income securities.

Money Fund/VA.

        This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Strategic Bond Fund/VA.

        This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Lord Abbett Series Fund, Inc.

Growth and Income Portfolio.

        This Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Mid-Cap Value Portfolio.

        The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

Bond-Debenture Portfolio.

        The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

        There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current Statement of Additional Information for each of the Funds. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

        Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

        Additional Funds may be available for certain Contracts purchased before May 1, 2002. Please see Appendix A for more information.

        Protective Life may from time to time publish certain "model portfolios" designed to effect certain investment strategies. In selecting a model portfolio as a Purchase Payment allocation, an Owner is allocating prescribed percentages of Purchase Payments to each of the Sub-Accounts comprising the model. Protective Life does not warrant that the underlying Funds in the model will achieve their investment objective(s) or that the model will achieve its investment strategy. Likewise, Protective Life does not represent or imply that a model selected by an Owner is suitable for that Owner. From time to time, Protective Life may revise the composition of a model portfolio. In this event, Protective Life will not change an Owner's existing Purchase Payment allocation or percentages to reflect changes in a model selected by the Owner. If an Owner desires to change his or her Purchase Payment allocation or percentages to reflect a revised or different model, he or she must submit new allocation instructions. You should carefully consider your own investment objectives and risk tolerance before selecting any Sub-Accounts or model portfolios.

Other Information about the Funds

        Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Account Value to the Sub-Account investing in shares of that Fund.

        For Funds that pay 12b-1 fees, our affiliate, Investment Distributors, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from Fund assets for providing certain distribution and shareholder support services to the Fund. Protective Life has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or advisor. These percentages differ, and some investment managers or advisors pay us more than other investment managers or advisors. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders. The amounts we receive under these agreements may be significant.

Other Investors in the Funds

        PIC currently sells shares of its Funds only to Protective Life and Annuity Insurance Company ("Protective Life," formerly American Foundation Life Insurance Company), a Protective Life Insurance Company affiliate, as the underlying investment for the Variable Account and to Protective Life Insurance Company as the underlying investment for variable annuity contracts and variable life insurance policies issued by Protective Life Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts and variable life insurance policies or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable annuity contracts other than the Contracts or variable life insurance policies or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Account's investment in the Fund. (See the PIC Prospectus for more detail.)

        Shares of the Van Kampen Life Investment Trust, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Calvert Variable Series, Inc. (available only in certain Contracts issued before May 1, 2002) and Van Eck Worldwide Insurance Trust (available only in certain Contracts issued before May 1, 2002) are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the boards of directors (or trustees) of the Van Kampen Life Investment Trust, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

        Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

        Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

        If we make of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s) and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act. We may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

DESCRIPTION OF THE CONTRACT

        The following sections describe the Contracts currently being offered.

The Contract

        The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life.

Use of the Contract in Qualified Plans.

        You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), pension and profit sharing plans (including H.R. 10 Plans), and tax sheltered annuity plans. Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a qualified plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.

Parties to the Contract

Owner.

        The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together; they are designated as the Owner and the Joint Owner. In the case of Joint Owners, provisions relating to action by the Owner mean both Joint Owners acting together. Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. Protective Life will only issue a Contract prior to each Owner's 83rd birthday.

        The Owner of this Contract may be changed by Written Notice provided:

  (1)
  each new Owner's 84th birthday is after the date we receive such notice of a transfer; and

  (2)
  each new Owner's 90th birthday is on or after the Annuity Commencement Date.

        Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "Taxation of Annuities in General".)

Beneficiary.

        The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

                Primary — The Primary Beneficiary is the surviving Joint Owner, if any. If there is no surviving Joint Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

                Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

        If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

        Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

Annuitant.

        The Annuitant is the person on whose life annuity income payments may be based. The Owner is the Annuitant unless the Owner designates another person as the Annuitant. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

        The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not an individual the Annuitant may not be changed. The new Annuitant's 90th birthday must be on or after the Annuity Commencement Date in effect when the change of Annuitant is requested.

Payee.

        The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

        To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life, who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified

Contracts. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Internal Revenue Code.

        If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Allocation Option you direct in the application within two business days of receiving such Purchase Payment at the administrative office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Allocation Options within two business days. You may transmit information necessary to complete an application to the Company by telephone, facsimile, or electronic media.

Purchase Payments

        We will only accept an initial Purchase Payment prior to the older Owner's 83rd birthday. Protective Life may accept subsequent Purchase Payments. The minimum subsequent Purchase Payment we will accept is $100, or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment.Under certain circumstances, we may be required by law to reject a Purchase Payment.

        Purchase Payments are payable at our administrative office. You may make them by check payable to Protective Life and Annuity Insurance Company or by any other method we deem acceptable. Protective Life retains the right to limit the maximum aggregate Purchase Payment that can be made without prior administrative office approval. This amount is currently $2,000,000.

        Under the current Automatic Purchase Payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept Automatic Purchase Payments on the 1st through the 28th day of each month. Each Automatic Purchase Payment must be at least $50. You may not allocate payments made through the Automatic Purchase Payment plan to any DCA Fixed Account. You may not elect the Automatic Purchase Payment plan and the systematic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders".) Upon notification of the death of any Owner the Company will terminate deductions under the Automatic Purchase Payment plan. (See "Allocation of Purchase Payments".)

Right To Cancel

        You have the right to return the Contract within 30 days after you receive it by returning it, along with a written cancellation request, to our administrative office or the sales representative who sold it. (If this Contract is a replacement of an existing annuity or life insurance contract, you may return it within 60 days after you receive it.) Return of the Contract by mail is effective on being postmarked, properly addressed and postage prepaid. We will treat the returned Contract as if it had never been issued. Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. If your Contract was issued as an Individual Retirement Annuity and you return it within 7 days after you receive it, we will refund your Purchase Payments.

Allocation of Purchase Payments

        When we have received all necessary application information and your initial Purchase Payment, we will allocate your initial Purchase Payment among the Allocation Options you have selected at the next price determined after we apply your initial Purchase Payment. After we have issued your Contract, we will allocate any subsequent Purchase Payments you make among the Allocation Options you have selected at the next price determined after we receive your subsequent Purchase Payment. In certain circumstances, we reserve the right to allocate Purchase Payments to the Oppenheimer Money Fund Sub-Account until the expiration of the right-to-cancel period. (See "Allocation of Purchase Payments.")

        We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

        Owners must indicate in the application how their Purchase Payments are to be allocated among the Allocation Options.

        If your allocation instructions are indicated by percentages, whole percentages must be used. Subsequent Purchase Payments made through the Automatic Purchase Payment plan may not be allocated to any DCA Fixed Account. Subsequent Purchase Payments will not be allocated to a DCA Fixed Account if, on the day we receive the Purchase Payment, the value of that DCA Fixed Account is greater than $0.

        For Individual Retirement Annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate the portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Money Fund Sub-Account until the expiration of the right-to-cancel period. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

        Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, automated telephone system or via the Internet at www.protectiveannuities.com. For non-written instructions regarding allocations, we will require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

Variable Account Value

Sub-Account Value.

        A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

        The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the appropriate class of Accumulation Units in that Sub-Account on that day. (See "Determination of Accumulation Units" and "Determination of Accumulation Unit Value".) Only one class of Accumulation Units in each Sub-Account is available in the Contract. (See "Condensed Financial Information, Accumulation Units.")

Determination of Accumulation Units.

        Purchase Payments allocated to and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Purchase Payments allocated to or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

        Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

  •
  surrenders and applicable surrender charges;

  •
  partial surrenders and applicable surrender charges;

  •
  systematic withdrawals;

  •
  transfer from a Sub-Account and any applicable transfer fee;

  •
  payment of a death benefit claim;

  •
  application of the Annuity Purchase Value to an Annuity Option; and

  •
  deduction of the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event.

Determination of Accumulation Unit Value.

        The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

Net Investment Factor.

        The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

  (1)
  is the result of:

    a.
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

    b.
    the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.

  (2)
  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

  (3)
  is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Transfers

        Prior to the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate.

        You must transfer at least $100, or if less, the entire amount in the Allocation Option each time you make a transfer. If after the transfer, the Contract Value remaining in any Allocation Option from which a transfer is made would be less than $100, then we may transfer the entire Contract Value in that Allocation Option instead of the requested amount. We reserve the right to limit the number of transfers to no more than 12 per Contract Year. For each additional transfer over 12 during each Contract Year, we reserve the right to charge a Transfer Fee which will not exceed $25. The Transfer Fee, if any, will be deducted from the amount being transferred. (See "Charges and Deductions — Transfer Fee".)

        Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of:

  (1)
  $2,500; or

  (2)
  25% of the Contract Value in the Fixed Account value.

        Transfers into any DCA Fixed Account are not permitted.

        Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, automated telephone system or via the Internet at www.protectiveannuities.com. From time to time and at our sole discretion we may introduce additional methods for requesting transfers or discontinue any method of making non-written requests and facsimile transmitted requests for such transfers. We will require a form of personal identification prior to acting on non-written requests and facsimile transmitted requests and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reliability of Communications Systems.

        The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us.

Reservation of Rights to Limit Transfers.

        We reserve the right to limit amounts transferred into or out of any account within the Guaranteed Account. We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions and facsimile transmitted instructions) without prior notice for any Contract or class of Contracts at any time for any reason.

        Excessive transfer activity can disrupt orderly Fund management strategies and increase Fund expenses by causing the following:

  •
  increased trading and transaction costs;

  •
  disruption of planned investment strategies;

  •
  forced and unplanned portfolio turnover;

  •
  lost opportunity costs; and

  •
  large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

  In response to excessive trading, we may refuse to honor transfers requested by a third party acting on behalf of more than one Contract Owner, such as market timing services. We may also refuse to honor transfers when we determine, in our sole discretion, that transfers are harmful to the Funds or Contract Owners as a whole.

Dollar Cost Averaging.

        Prior to the Annuity Commencement Date, you may instruct us by Written Notice to systematically and automatically transfer, on a monthly or quarterly basis, amounts from a DCA Fixed Account (or any other Allocation Option) to any Allocation Option, except that no transfers may be made into a DCA Fixed Account. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

        You may make dollar cost averaging transfers on the 1st through the 28th day of each month. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

        Any Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the number and frequency of the dollar cost averaging transfers, and the Allocation Option(s) into which the transfers are to be made. Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. Dollar cost averaging transfers may be made monthly or quarterly. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Fixed Account.

        The periodic amount transferred from DCA Fixed Accounts 1 or 2 will be equal to the Purchase Payment allocated to such a DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. The periodic amount transferred from the DCA Fixed Account will be equal to the amount you specify or, like DCA Fixed Accounts 1 and 2, the Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from a DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Fixed Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Fixed Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Fixed Account. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

        From time to time, we may offer interest rates on our DCA Fixed Accounts that are higher than the interest rates we offer on the Fixed Account. The interest rates on the DCA Fixed Accounts, however, apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Fixed Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Fixed Account for the full period.

        There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue offering dollar cost averaging upon written notice to the Owner.

Portfolio Rebalancing.

        Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. You may not transfer any Contract Value to or from the Guaranteed Account as part of portfolio rebalancing. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

        You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

        There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if Protective Life elects to limit transfers, or the designated number of free transfers in any Contract Year if the Company elects to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Partial Surrenders

Surrender.

        At any time prior to the Annuity Commencement Date, you may request a surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request by Written Notice. We will pay you the surrender value in a lump sum unless you request payment under another payment option that we are making available at that time. A surrender may have federal and state income tax consequences. (See "Taxation of Full and Partial Surrenders".) Partial and full surrenders from Contracts issued as Tax-Sheltered Annuities are prohibited in certain circumstances. (See "Federal Tax Matters".) In accordance with SEC regulations, surrenders and partial surrenders are payable within 7 calendar days of our receiving Written Notice of your request. (See "Suspension or Delay in Payments".)

Surrender Value.

        The surrender value of your Contract is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your Written Notice requesting surrender and your Contract at our administrative office.

Partial Surrender.

        At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value. You may request a partial surrender by Written Notice or, if we have received your completed Telephone Withdrawal Authorization Form, by telephone. Partial surrenders by telephone are subject to limitations. We may eliminate partial withdrawals by telephone or change the requirements for partial withdrawals by telephone for any Contract or class of Contracts at any time without prior notice.

        We will withdraw the amount of your partial surrender from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender. The amount we will pay you upon a partial surrender is equal to the Contract Value surrendered minus any applicable surrender charge.

        You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated account(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

        A partial surrender may have federal and state income tax consequences. (See "Taxation of Partial and Full Surrenders".)

Cancellation of Accumulation Units.

        Surrenders and partial surrenders, including surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

Surrender and Partial Surrender Restrictions.

        The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

Restrictions on Distributions from Certain Types of Contracts.

        There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code restricts the distribution under Section 403(b) annuity contracts of:

  (i)
  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

  (ii)
  earnings on those contributions; and

  (iii)
  earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

        Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or hardship. In addition, income attributable to salary reduction contributions may not be distributed in the case of hardship.

        In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

Systematic Withdrawals.

        Currently, the Company offers a systematic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. In order to participate in the plan you must have:

  (1)
  made an initial Purchase Payment of at least $12,000; or

  (2)
  a surrender value as of the previous Contract Anniversary equal to at least $12,000.

        The systematic withdrawal plan and the Automatic Purchase Payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to systematic withdrawals from the Contract and the Owner should, therefore, consult with his or her tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders".)

        When you elect the systematic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Systematic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. You may instruct us as to the Allocation Options from which the withdrawals should be made. If you give no instructions, systematic withdrawals will be taken pro-rata from the Allocation Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

        The maximum amount you can withdraw under the systematic withdrawal plan each year without incurring a surrender charge is the greater of:

  (1)
  10% of all Purchase Payments made as of the date of the request, or

  (2)
  your cumulative earnings calculated as of each Contract Anniversary.

        Unless you instruct us to reduce the withdrawal amount so the annual total will not exceed these limits, we will continue to process withdrawals for the monthly amount you designate. Once the amount of your withdrawals exceeds the limit for surrender charge-free withdrawals, we reserve the right to deduct a surrender charge, if applicable, from the remaining payments made during that Contract Year. (See "Surrender Charge".)

        If the amount to be withdrawn from an Allocation Option exceeds the value available, the transaction will not be completed and the systematic withdrawal plan will terminate. Once systematic withdrawals have terminated due to insufficient available value, they will not be automatically reinstated in the event that the Allocation Option should reach a sufficient value again. If you request a partial surrender that is not part of the systematic withdrawal plan in a year when you have used the systematic withdrawal plan, that partial surrender will be subject to any applicable surrender charge. (See "Surrender Charge.") Upon notification of the death of any Owner we will terminate the systematic withdrawal plan. The systematic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

        There is no charge for the systematic withdrawal plan. We reserve the right to discontinue the systematic withdrawal plan upon Written Notice to you.

THE GUARANTEED ACCOUNT

        The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

        The Guaranteed Account currently includes the Fixed Account and three DCA Fixed Accounts. The Fixed Account and the DCA Fixed Accounts are part of Protective Life's general account. The assets of Protective Life's general account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. Since the Fixed Account and the DCA Fixed Accounts are part of the general account, Protective Life assumes the risk of investment gain or loss on this amount.

        From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that is less than an annual effective interest rate of 3.00%. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

The Fixed Account.

        You may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.

        The interest rate we apply to Purchase Payments and transfers into the Fixed Account is guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments or transrers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

The DCA Fixed Accounts.

        DCA Fixed Accounts are designed to systematically transfer amounts to other Allocation Options over a designated period. (See "Transfers, Dollar Cost Averaging.") The DCA Fixed Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into DCA Fixed Accounts 1 or 2 when that DCA Fixed Account value is greater than $0, and all funds must be transferred from one of these DCA Fixed Accounts prior to allocating a Purchase Payment to that DCA Fixed Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to the DCA Fixed Account is guaranteed for one year from the date the Purchase Payment is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect. The new interest rate is also guaranteed for one year. The interest rate we apply to Purchase Payments allocated to DCA Fixed Accounts 1 or 2 is guaranteed for the period over which transfers are allowed from that DCA Fixed Account.

Guaranteed Account Value.

        Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

  (1)
  Purchase Payments allocated to the Guaranteed Account; plus

  (2)
  amounts transferred into the Guaranteed Account; plus

  (3)
  interest credited to the Guaranteed Account; minus

  (4)
  amounts transferred out of the Guaranteed Account, including any applicable transfer fee; minus

  (5)
  the amount of any surrenders removed from the Guaranteed Account, including any applicable premium tax and surrender charges; minus

  (6)
  fees deducted from the Guaranteed Account.

        For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

DEATH BENEFIT

        If any Owner dies before the Annuity Commencement Date and while this Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. We will determine the death benefit as of the end of the Valuation Period in which we receive due proof of death. Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

Payment of the Death Benefit.

        The Beneficiary may take the death benefit in one sum immediately. In this event the Contract will terminate. If the death benefit is not taken in one sum immediately, then the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire interest in the Contract must be distributed under one of the following options:

  (1)
  the entire interest must be distributed over the life of the Beneficiary, or over a period that does not extend beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death, or

  (2)
  the entire interest must be distributed within 5 years of the Owner's death.

        If no option is elected, we will distribute the entire interest within 5 years of the Owner's death.

Continuation of the Contract by a Surviving Spouse.

        If the Beneficiary is the deceased Owner's spouse, then the surviving spouse may elect, in lieu of receiving the death benefit, to continue the Contract and become the new Owner. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must then be distributed to the new Beneficiary according to paragraph (1) or (2) above.

        A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

        If there is more than one Beneficiary, the foregoing provisions apply to each beneficiary individually.

        The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Internal Revenue Code. We reserve the right to endorse this Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing any such Contract modifications.

The Death Benefit.

        The amount of the death benefit will depend upon the age of the Owner when he or she dies.

        If the Owner dies on or before his or her 90th birthday, the death benefit is the greatest of:

  (1)
  the Contract Value, which is the sum of the Variable Account value and the Guaranteed Account value,

  (2)
  aggregate Purchase Payments made under the Contract reduced by any partial surrenders and any associated charges, or

  (3)
  the maximum anniversary value.

        The maximum anniversary value is the greatest anniversary value attained. The anniversary value is the sum of:

  (1)
  the Contract Value on a Contract Anniversary; plus

  (2)
  all Purchase Payments made since that Contract Anniversary; minus

  (3)
  any partial surrenders (and any associated charges) made since that Contract Anniversary.

        An anniversary value is determined for each contract anniversary through the earlier of:

  (1)
  the deceased Owner's 80th birthday, or

  (2)
  the date of that Owner's death

        If the Owner dies after his or her 90th birthday, the death benefit is the Contract Value.

SUSPENSION OR DELAY IN PAYMENTS

        Payments of a partial or full surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances:

  1)
  when the New York Stock Exchange is closed; or

  2)
  when trading on the New York Stock Exchange is restricted; or

  3)
  when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

  4)
  when the SEC, by order, so permits for the protection of security holders.

        We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

SUSPENSION OF CONTRACTS

        Under certain circumstances, we may be required by law to block transactions in a Contract. Under these circumstances, we must refuse to honor any request for transfers, withdrawals, surrenders or death benefits until we receive instructions from the appropriate regulator or law enforcement authority.

CHARGES AND DEDUCTIONS

Surrender Charges (Contingent Deferred Sales Charge)

General

        We do not apply charges to Purchase Payments for sales expenses at the time you make Purchase Payments. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value if you make a partial surrender or surrender before the Annuity Commencement Date. Also, in certain circumstances we may deduct a surrender charge from amounts applied to Annuity Options. (See "Annuity Commencement Date.")

        In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

Determining the Surrender Charge

        The surrender charge is equal to the percentage of each Purchase Payment or portion of Purchase Payment you surrender as specified in the table below. We calculate the surrender charge separately and apply it to each Purchase Payment at any time you surrender the Purchase Payment. No such surrender charge applies to surrenders or partial surrenders of the Contract Value in excess of the aggregate Purchase Payments. We calculate the surrender charge using the principle that all Contract Value in excess of the aggregate Purchase Payments is surrendered before any Purchase Payments and that Purchase Payments are surrendered on a first-in-first-out basis.

        The surrender charge is as follows:

Number of Years Elapsed Between the Date of Receipt of Purchase Payment(s) & Date of Surrender	Surrender Charge as a Percentage of Purchase Payment Withdrawn in a Full Year
Less than 1	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6 and more	0%

Reduction or Elimination of Surrender Charge.

        We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in saving of sales expenses. We will determine, at our sole discretion, the entitlement to such a reduction in surrender charge.

        We may also waive surrender charges on partial surrenders taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life contracts. (See "Qualified Retirement Plans".)

Mortality and Expense Risk Charge

        To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account attributable to your Contract. We deduct the mortality and expense risk charge only from the Variable Accounts.

        The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that Protective Life assumes also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. It is possible that the mortality and expense risk charge (or a portion of it) could be treated as a distribution from the Contract for tax purposes. (See "Federal Tax Matters.") We may incur a profit or loss from the mortality and expense risk-charge. Any profit may be used to finance distribution expenses.

Administration Charges

        We will deduct an administration charge equal, on an annual basis, to 0.15% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

Transfer Fee

        Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

        Prior to the Annuity Commencement Date, we deduct contract maintenance fee of $30 from the Contract Value on each Contract Anniversary, and on any day that the Contract is surrendered other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract. We will waive the contract maintenance fee in the event the Contract Value, or the aggregate Purchase Payments reduced by any withdrawals or partial surrenders, equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

        The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses incurred by the Funds. For each Fund, an investment manager is paid a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds, which accompany this Prospectus.)

Premium Taxes

        Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization. Currently, New York does not impose a premium tax.

Other Taxes

        Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Other Information

        We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay the commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information.

ANNUITIZATION

Annuity Commencement Date

        On the Effective Date, the Annuity Commencement Date may be any date before or on the Annuitant's 90th birthday and may not be later than that date unless approved by Protective Life. The Owner may change the Annuity Commencement Date by Written Notice. The proposed Annuity Commencement Date must be at least 30 days after the written request is received by the Company. The new Annuity Commencement Date may be any date before or on the Annuitant's 90th birthday and may not be later than that date unless approved by Protective Life. Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 85) may in certain circumstances have adverse income tax consequences, (See "Federal Tax Matters".) Distributions from Qualified Contracts may be required before the Annuity Commencement Date.

        As of the Annuity Commencement Date, we will apply your Annuity Purchase Value to the Annuity Option you have selected, and determine the amount of your first annuity income payment.

Annuity Income Payments

        Annuity income payments are periodic payments from the Company to the designated payee, the amount of which is fixed and guaranteed by the Company. Each Annuity Option will result in a guaranteed amount that is not in any way dependent upon the investment experience of the Variable Account.

        Once annuity income payments have begun, they may not be surrendered.

Annuity Options

        We currently offer the following Annuity Options. We offer additional Annuity Options for Qualified Contracts; however, certain restrictions apply.

Annuity Option 1 — Payment for a Certain Period:

        We will make payments for the period you select. No certain period may be less than 5 or more than 30 years. The amount of each payment depends on the Annuity Purchase Value applied, the period selected and the payment rates in effect on the Annuity Commencement Date.

Annuity Option 2 — Life Income with Payment for a Certain Period:

        Equal payments are based on the life of the named Annuitant(s). We will make payments for the lifetime of the Annuitant(s) with payments guaranteed for up to 30 years. Payments stop at the end of the selected certain period or when the Annuitant dies, whichever is later. The amount of each payment depends on the Annuity Purchase Value applied, the period selected and the payment rates in effect on the Annuity Commencement Date.

Additional Option:

        You may use the Annuity Purchase Value to purchase any annuity contract that we offer on the date you elect the option.

Minimum Amounts

        If your Contract Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Contract Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

Death of Annuitant or Owner After Annuity Commencement Date

        In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option selected have been paid, any remaining portion of such benefits will be paid out at least as rapidly as under the Annuity Option being used when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

YIELDS AND TOTAL RETURNS

        From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance. More detailed information about the calculation of performance information appears in the Statement of Additional Information.

        Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

        The yield of the Oppenheimer Money Fund Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

        The yield of a Sub-Account (except the Oppenheimer Money Fund Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

        The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are annualized based on an average return over various periods of time.

        Certain Funds have been in existence prior to the investments by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Account had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

        The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

        When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Account for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

        Until a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

Non-Standard Average Annual Total Returns

        In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

        Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

        Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

Performance Comparisons

        Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

        Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

        Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

        Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

        All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

FEDERAL TAX MATTERS

Introduction

        The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, amended (the "Code"), Treasury regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address estate and gift, or state and local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

        Protective Life is taxed as a life insurance company under the Internal Revenue Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Internal Revenue Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

        Under existing provisions of the Internal Revenue Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

  (1)
  the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

  (2)
  the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

  (3)
  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements.

        The Internal Revenue Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contact. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Internal Revenue Code and Treasury Department regulations.

Ownership Treatment.

        In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that the IRS would issue guidance by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, the IRS has not issued any such guidance.

        The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner.

        As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

        In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

  (1)
  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

  (2)
  certain Qualified Contracts;

  (3)
  Contracts purchased by employers upon the termination of certain Qualified Plans;

  (4)
  certain Contracts used in connection with structured settlement agreements; and

  (5)
  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Commencement Dates.

        If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

        The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

        In the case of a partial surrender, amounts you received are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract." Amounts received under a systematic withdrawal plan are treated as partial surrenders. In the case of a full surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not included in income. Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.") In addition, in the case of partial and full surrenders from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of the amount surrendered is made. (See "Direct Rollovers".)

        The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. As described elsewhere in this Prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

Taxation of Annuity Payments

        Normally, the portion of each annuity income payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. The exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract allocated to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

        Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

        There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

        Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Income Withholding".) In addition, in the case of annuity income payments from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of such annuity payments is made. (See "Direct Rollovers".)

Taxation of Death Benefit Proceeds

        Prior to the Annuity Commencement Date, amounts may be distributed from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

  (1)
  if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

  (2)
  if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

        After the Annuity Commencement Date, where a guaranteed period exists under an Annuity Option, and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includable in income as follows:

  (1)
  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

  (2)
  if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

        Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding".) In addition, in the case of such proceeds from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of such proceeds is made. (See "Direct Rollovers".)

Assignments, Pledges, and Gratuitous Transfers

        Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

Penalty Tax On Premature Distributions

        Where a Contract has not been issued in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract that is includable in income unless the payment is:

  (a)
  received on or after the Owner reaches age 59 1/2;

  (b)
  attributable to the Owner's becoming disabled (as defined in the tax law);

  (c)
  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

  (d)
  made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

  (e)
  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

            (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

        In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts owned by an individual not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Loss of Interest Deduction Where Contract Is Held By Or For the Benefit of Certain Nonnatural Persons

        In the case of Contracts issued after June 8, 1997 to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

        The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Internal Revenue Code. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of those differences.Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

        The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, both the amount of the contribution that may be made, and the tax deduction or exclusion that the Owner may claim for such contribution, are limited under Qualified Plans and vary with the type of plan. Also, for full surrenders, partial surrenders, systematic withdrawals and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Similarly, loans from Qualified Contracts, where available, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising any loan privileges that are available.)

        If the Contract is used in connection with a Qualified Plan, the Owner and Annuitant must be the same individual. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act ("ERISA"), the spouse or former spouse of the Owner will have rights under the Contract. In such a case, the Owner may need the consent of the spouse or former spouse to change Annuity Options, or make a partial or full surrender of the Contract.

        In addition, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Internal Revenue Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

        There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

  (a)
  received on or after the Owner reaches age 59 1/2;

  (b)
  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

  (c)
  made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

        These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor.

        When issued in connection with a Qualified Plan, a Contract will be amended as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

        Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities.

        Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an IRA. IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), distributions from certain Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA.

        However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Internal Revenue Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs.

        Section 408A of the Internal Revenue Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

        A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains age 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled or; (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Internal Revenue Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA, but a Roth IRA may not accept rollover contributions from other qualified plans.

        As described above (see "Individual Retirement Annuities"), there is some uncertainty regarding the proper characterization of the Contract's death benefit for purposes of the tax rules governing IRAs (which include Roth IRAs).

Corporate and Self-employed ("H.R. 10" and "Keogh") Pension and Profit-sharing Plans.

        Sections 401(a) and 403(a) of the Internal Revenue Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants.

Section 403(b) Policies.

        Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Purchasers of the Contracts for use as a "Section 403(b) Policy" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts. In particular, purchasers and their advisers should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Policy. Even if the IRS characterized the benefit under the Contract as an incidental death benefit, the death benefit is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her Section 403(b) Policy.

        Section 403(b) Policies contain restrictions on withdrawals of:

  (i)
  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

  (ii)
  earnings on those contributions; and

  (iii)
  earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

        These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) Policy or into a Section 403(b)(7) custodial account.)

Direct Rollovers

        If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Internal Revenue Code, or is a Section 403(b) Policy, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Internal Revenue Code, qualified annuity plan under section 403(a) of the Internal Revenue Code, or section 403(b) annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Internal Revenue Code and distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more).

        Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

        Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

GENERAL MATTERS

The Contract

        The Contract and its attachments, including the copy of your application and any endorsements, riders and amendments, constitute the entire agreement between you and us. All statements in the application shall be considered representations and not warranties. The terms and provisions of this Contract are to be interpreted in accordance with the Internal Revenue Code and applicable regulations.

Error In Age Or Gender

        When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

        If after we receive proof of age and gender (where applicable) we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Overpayments and underpayments will accrue interest at an annual effective rate of 3%.

Incontestability

        We will not contest the Contract.

Non-participation

        The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

Assignment or Transfer of a Contract

        You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "Taxation of Annuities In General, Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

Notice

        All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our administrative office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

        No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Internal Revenue Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

        At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

        Benefits due under this Contract are payable from our administrative office. The Owner may apply the settlement proceeds to any payout option we offer for such payments at the time the election is made. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time the payment is made. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

        If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

        To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

        The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

        The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Internal Revenue Code and with applicable regulations.

No Default

        The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

        We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

        IDI does not sell Contracts directly to purchasers. IDI enters into distribution agreements with other broker-dealers (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed by applicable state insurance authorities to sell Protective Life's Contracts.

        We will pay commissions to Selling Broker-Dealers for selling the Contracts. We pay commissions as a percentage of Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While commissions may vary, we do not expect them to exceed 8% of any Purchase Payment. As compensation for marketing, training and/or other services provided, we may pay Selling Broker-Dealers asset-based amounts, bonuses, overrides and marketing allowances in addition to ordinary commissions. These payments, which may be different for different Selling Broker-Dealers, will be made by Protective Life or IDI out of their own assets and will not change the amounts paid by Contract owners to purchase, hold or surrender their Contracts. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts.

        IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses. Additionally, IDI receives the 12b-1 fees assessed against shares of certain Funds attributable to the Contracts. IDI may pay some or all of these amounts to us as compensation for our provision of distribution and shareholder support services relating to the Contracts on IDI's behalf.

        We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

Inquiries

        You may make inquiries regarding a Contract by writing to Protective Life at its administrative office.

LEGAL PROCEEDINGS

        Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuit that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

VOTING RIGHTS

        In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

        The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner has no voting rights.

        The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

        Shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

        Each person having a voting interest in a Sub-Account will receive proxy materials, reports, and other materials relating to the appropriate Fund.

FINANCIAL STATEMENTS

        The audited statement of assets and liabilities of The Variable Annuity Account A of Protective Life as of December 31, 2001, and 2000 and the related statements of operations and changes in net assets for the year ended December 31, 2001, and 2000 as well as the Report of Independent Accountants are contained in the Statement of Additional Information.

        The audited consolidated balance sheets for Protective Life as of December 31, 2001 and 2000 and the related consolidated statements of income, share-owner's equity, and cash flows for the three years ended December 31, 2001 and the related financial statement schedules as well as the Report of Independent Accountants are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

ADDITIONAL ALLOCATION OPTIONS
for Certain Contracts Purchased before May 1, 2002

        Owners who purchased or applied to purchase their Contract before May 1, 2002, may allocate Purchase Payments or transfer Contract Value to one or more of the Sub-Accounts identified below in addition to those Sub-Accounts described elsewhere in this prospectus if they meet one or more of the following conditions:

                1. As of April 30, 2002, Contract Value was allocated to the Sub-Account;

                2. As of April 30, 2002, we had a current allocation instruction from the Owner directing us to allocate amounts to the Sub-Account in the future; or

                3. As of April 30, 2002, we had a current dollar cost averaging transfer instruction from the Owner directing us to transfer amounts to the Sub-Account in the future.

The additional Sub-Accounts invest solely in a corresponding Fund of Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust. The Funds are:

Calvert Variable Series, Inc. Social Small Cap Growth Portfolio Social Balanced Portfolio	Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund Worldwide Real Estate Fund

EXPENSES

        The Expenses and Examples are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. Please refer to "Expenses," on page 4 of this prospectus for information about the Variable Account expenses. Except as otherwise noted, the Expenses and Examples reflect the expenses for the Variable Account and each Fund for the period January 1, 2001 to December 31, 2001. For a more complete description of the various costs and expenses associated with the Contract, see "Charges and Deductions" in this prospectus. For a more complete description of the management fees associated with the Funds, see the prospectus for each of the Funds. The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

ANNUAL FUND EXPENSE
For the Period ending December 31, 2001
    (after reimbursement and as a percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees	Other Expenses After Reimbursement	Total Annual Fund Expenses (after reimbursements)

Calvert Variable Series, Inc. (1)
Social Small Cap Growth Portfolio	1.00%		0.39%	1.39%
Social Balanced Portfolio	0.70%		0.18%	0.88%
Van Eck Worldwide Insurance Trust (2)
Worldwide Hard Assets Fund	1.00%		0.15%	1.15%
Worldwide Real Estate Fund	1.00%		0.50%	1.50%

(1)
"Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.87% for Calvert Social Balanced, and 1.22% for Calvert Social Small Cap Growth.
(2)
Expense ratios are shown after fee waivers and reimbursements by the investment adviser. The expense ratios before the waiver and reimbursements would have been as follows for the Worldwide Hard Assets Fund: "Management Fees" of 1.00%, "Other Expenses" of 0.18% and "Total Expenses" of 1.18%. For the Worldwide Real Estate Fund the expense ratios would have been: "Management Fees" of 1.00%, "Other Expenses" of 0.62% and "Total Expenses" of 1.62%.

EXAMPLES

        At the end of the applicable time period, you would have paid the following expenses on a $1,000 investment, assuming selection of the benefit combination shown and a 5% annual return on assets. The Examples also assumes that no transfer fee or premium taxes have been assessed and that the contract maintenance fee is equivalent to 0.03%.

        The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

	If Contract is Surrendered at End of Applicable Period				If Contract is Not Surrendered at End of Applicable Period
Sub-Account	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Calvert Social Small Cap Growth	$100	$141	$182	$315	$29	$87	$149	$315
Calvert Social Balanced	95	126	158	265	23	72	124	265
Van Eck Worldwide Hard Assets	98	134	171	291	26	80	137	291
Van Eck Worldwide Real Estate	101	144	188	325	30	91	154	325

CONDENSED FINANCIAL INFORMATION

Sub-Accounts

        The date of inception of the Calvert and Van Eck sub-accounts is as follows:

July 1, 1997 —	Calvert Social Small Cap Growth
Calvert Social Balanced
November 5, 1998 —	Van Eck Worldwide Hard Assets
Van Eck Worldwide Real Estate

Accumulation Units

        The following tables show, for each Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the classes of Accumulation Units available in the Protective Variable Annuity NY Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the Protective Variable Annuity NY Contract. Only the classes of Accumulation Units available in the Protective Variable Annuity NY Contract are shown in the following tables. For charges associated with each class of Accumulation Units, see "Annual Variable Account Expenses" on page 4 of this prospectus.

        You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

Accumulation Unit Values*

Sub-Account	1994	1995	1996	1997	1998	1999	2000	2001
Calvert
Social Small Cap Growth	—	—	—	—	10.22	12.03	12.61	13.73
Social Balanced	—	—	—	—	12.79	14.13	13.50	12.38
Van Eck
Worldwide Hard Assets	—	—	—	—	9.50	11.34	12.45	11.00
Worldwide Real Estate	—	—	—	—	10.39	10.04	11.75	12.20

*	Accumulation Unit values are rounded to the nearest whole cent.

Accumulation Units Outstanding**

Sub-Account	1994	1995	1996	1997	1998	1999	2000	2001
Calvert
Social Small Cap Growth	—	—	—	—	—	431	984	4,220
Social Balanced	—	—	—	—	880	3,029	12,278	14,914
Van Eck
Worldwide Hard Assets	—	—	—	—	—	—	—	387
Worldwide Real Estate	—	—	—	—	—	—	—	—

**	Accumulation Units are rounded to the nearest unit.

The Additional Funds

Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.

        This Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations.

Social Balanced Portfolio.

        This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Hard Assets Fund.

        This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from the exploration, development, production or distribution of (together "Hard Assets"):

    (i)
    precious metals;

    (ii)
    natural resources;

    (iii)
    real estate; and

    (iv)
    commodities.

Worldwide Real Estate Fund.

        This Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.

        There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the additional Sub-Accounts.

        Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

        Refer to "Other Information about the Funds" and "Other Investors in the Funds" in this prospectus for more information about the Funds.

 APPENDIX B

CONDENSED FINANCIAL INFORMATION

Sub-Accounts

        The date of inception of each of the sub-accounts is as follows:

March 14, 1994 —	PIC International Equity
PIC Small Cap Value
PIC CORESM U.S. Equity
PIC Growth and Income
PIC Global Income
Oppenheimer Money Fund
June 13, 1995 —	PIC Capital Growth
July 1, 1997 —	MFS Emerging Growth
MFS Research
MFS Investors Trust
MFS Total Return
Oppenheimer Aggressive Growth
Oppenheimer Capital Appreciation
Oppenheimer Main Street Growth & Income
Oppenheimer Strategic Bond
November 5, 1998 —	MFS New Discovery
MFS Utilities
Oppenheimer Global Securities
Oppenheimer High Income
May 1, 2000 —	MFS Investors Growth Stock
Van Kampen Emerging Growth
Van Kampen Enterprise
Van Kampen Comstock
Van Kampen Growth and Income
October 1, 2000 —	Van Kampen Aggressive Growth II
May 1, 2002 —	Lord Abbett Growth and Income
Lord Abbett Mid-Cap Value
Lord Abbett Bond-Debenture

Accumulation Units

        The following tables show, for each Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the classes of Accumulation Units available in the Protective Variable Annuity NY Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the Protective Variable Annuity NY Contract. Only the classes of Accumulation Units available in the Protective Variable Annuity NY Contract are shown in the following tables. For charges associated with each class of Accumulation Units, see "Annual Variable Account Expenses" on page 4 of this prospectus.

        You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

Additional Allocation Options may be available for certain Contracts issued before May 1, 2002. Please see Appendix A for more information.

Accumulation Unit Values*

Sub-Account	1998	1999	2000	2001
PIC
International Equity	16.07	21.09	17.88	13.65
Small Cap Value	12.07	11.93	15.56	18.67
Capital Growth	22.00	27.72	25.35	21.38
CORESM U. S. Equity	25.10	30.45	26.98	23.69
Growth and Income	19.40	20.28	18.86	16.84
Global Income	14.42	14.05	15.10	15.60
Van Kampen
Aggressive Growth II	—	—	7.62	4.64
Emerging Growth	—	—	7.29	4.93
Enterprise	—	—	7.76	6.09
Comstock	—	—	13.01	12.51
Growth and Income	—	—	9.66	10.32
MFS
New Discovery	11.97	20.46	19.78	18.52
Emerging Growth	15.02	26.19	20.76	13.61
Research	13.24	16.21	15.20	11.81
Investors Growth Stock	—	—	8.68	6.49
Investors Trust	13.75	14.47	14.25	11.81
Utilities	10.65	13.74	14.51	10.84
Total Return	12.29	12.50	14.30	14.13
Oppenheimer
Aggressive Growth	12.16	22.01	19.26	13.05
Global Securities	11.26	17.60	18.24	15.82
Capital Appreciation	13.72	19.16	18.85	16.25
Main Street Growth & Income	12.21	14.66	13.19	11.68
High Income	10.51	10.81	10.26	10.31
Money Fund	1.17	1.21	1.27	1.30
Strategic Bond	10.47	10.63	10.75	11.12
Lord Abbett
Growth and Income	—	—	—	—
Mid-Cap Value	—	—	—	—
Bond-Debenture	—	—	—	—

*	Accumulation Unit values are rounded to the nearest whole cent.

Additional Allocation Options may be available for certain Contracts purchasedbefore May 1, 2002. Please see Appendix A for more information.

Accumulation Units Outstanding**

Sub-Account	1998	1999	2000	2001
PIC
International Equity	375	10,212	25,905	21,686
Small Cap Value	1,233	6,663	8,343	7,912
Capital Growth	1,660	19,169	37,558	36,992
CORESM U. S. Equity	1,368	26,316	44,376	36,844
Growth and Income	3,703	30,915	39,158	34,654
Global Income	260	6,654	19,780	26,688
Van Kampen
Aggressive Growth II	—	—	1,674	4,998
Emerging Growth	—	—	9,219	54,461
Enterprise	—	—	8,101	26,574
Comstock	—	—	471	22,121
Growth and Income	—	—	3,297	25,028
MFS
New Discovery	—	3,677	15,587	15,422
Emerging Growth	253	13,198	20,615	22,532
Research	607	30,048	44,376	32,201
Investors Growth Stock	—	—	1,104	581
Investors Trust	824	23,898	38,482	29,859
Utilities	—	248	6,279	12,958
Total Return	—	7,402	14,109	18,123
Oppenheimer
Aggressive Growth	427	5,848	18,091	25,203
Global Securities	—	2,543	11,182	17,879
Capital Appreciation	233	12,502	25,638	30,137
Main Street Growth & Income	1,483	43,182	91,904	97,575
High Income	—	0	385	10,335
Money Fund	—	419	29,412	92,795
Strategic Bond	860	14,726	31,756	39,557
Lord Abbett
Growth and Income	—	—	—	—
Mid-Cap Value	—	—	—	—
Bond-Debenture	—	—	—	—

**	Accumulation Units are rounded to the nearest unit.

      Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Investment Products Division, customer service center at the address shown on the cover.

        Please send me a free copy of the Statement of Additional Information for the Protective Variable Annuity issued by Protective Life and Annuity Insurance Company.

Name

Address

City, State, Zip

Daytime Telephone Number

PART B

INFORMATION REQUIRED TO BE IN
THE STATEMENT OF ADDITIONAL INFORMATION

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: 1-800-866-3555

STATEMENT OF ADDITIONAL INFORMATION
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
THE PROTECTIVE VARIABLE ANNUITY
AN INDIVIDUAL FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

        This Statement of Additional Information contains information in addition to the information described in the Prospectus for the Protective Variable Annuity, an individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life and Annuity Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

        THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2002.

STATEMENT OF ADDITIONAL INFORMATION

2

CALCULATION OF YIELDS AND TOTAL RETURNS

        From time to time, Protective Life and Annuity may disclose yields, total returns, and other performance data pertaining to the Contracts for a Sub-Account. Such performance data will be computed or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").

        Because of the charges and deductions imposed under a Contract, yields for the Sub-Accounts will be lower than the yields for their respective Funds. The calculations of yields, total returns, and other performance data do not reflect the effect of premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.50% of premium based on the state in which the Contract is sold. New York does not currently impose a premium tax.

Oppenheimer Money Fund Sub-Account Yield

        From time to time, advertisements and sales literature may quote the current annualized yield of the Oppenheimer Money Fund Sub-Account for a seven-day period in a manner which does not take into consideration any realized or unrealized gain, or losses on shares of the Oppenheimer Variable Account Funds Money Fund or on its portfolio securities.

        This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven day period in value of a hypothetical account under a Contract having a balance of 1 Accumulation Unit of the Oppenheimer Money Fund Sub-Account at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Oppenheimer Variable Account Funds Money Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract attributable to the hypothetical account. The charges and deductions reflect the per unit charges for the hypothetical account for: 1) the Annual Contract Maintenance Fee; 2) Administration Charge; and 3) the Mortality and Expense Risk Charge. For purposes of calculating current yields for a Contract, an average per unit Contract Maintenance Fee is used based on the $30 Contract Maintenance Fee deducted at the end of each Contract Year. Current Yield will be calculated according to the following formula:

    Current Yield = ((NCS-ES)/UV) × (365/7)

        Where:

NCS
the net change in the value of the Fund (exclusive of unrealized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical Account having a balance of 1 Sub-Account Accumulation Unit.
ES	per Accumulation Unit expenses attributable to the hypothetical account for the seven-day period.
UV	the Accumulation Unit value as of the end of the last day of the prior seven-day period.

        The effective yield of the Oppenheimer Money Fund Sub-Account determined on a compounded basis for the same seven-day period may also be quoted.

        The effective yield is calculated by compounding the unannualized base period return according to the following formula:

    Effective Yield = (1+((NCS-ES)/UV))365/7 - 1

3

        Where:

NCS
the net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 Sub-Account Accumulation Unit.
ES	per Accumulation Unit expenses attributable to the hypothetical account for the seven-day period.
UV	the Accumulation Unit value as of the end of the last day of the prior seven-day period.

        Because of the charges and deductions imposed under the Contract, the current and effective yields for the Oppenheimer Money Fund Sub-Account will be lower than such yields for the Oppenheimer Variable Account Funds Money Fund.

        The current and effective yields on amounts held in the Oppenheimer Money Fund Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Oppenheimer Money Fund Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Oppenheimer Variable Account Funds Money Fund, the types of quality of portfolio securities held by the Oppenheimer Variable Account Funds Money Fund and the Oppenheimer Variable Account Funds Money Fund operating expenses. Yields on amounts held in the Oppenheimer Money Fund Sub-Account may also be presented for periods other than a seven day period.

Other Sub-Account Yields

        From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Sub-Accounts (except the Oppenheimer Money Fund Sub-Account) for a Contract for 30-day or one-month periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30 day or one month period. Because the yield is annualized, the yield generated by a Sub-Account during a 30-day or one-month period is assumed to be generated each period over a 12-month period.

        The yield is computed by: 1) dividing the net investment income of the Fund attributable to the Sub-Account Accumulation Units less Sub-Account expenses for the period; by 2) the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Sub-Account include the Annual Contract Maintenance Fee, the Administration Charge and the Mortality and Expense Risk Charge. The yield calculation assumes a Contract Maintenance Fee of $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 31-day or one-month yield, an average administration fee per dollar of Contract value in the Variable Account is used to determine the amount of the charge attributable to the Sub-Account for the 30-day or one-month period. The 30 day or one month yield is calculated according to the following formula:

    Yield = 2 × [(((NI-ES)/ (U × UV))+1)6 - 1]

4

        Where:

NI	net income of the Fund for the 30 day or one month period attributable to the Sub-Account Accumulation Units.
ES	expenses of the Sub-Account for the 30 day or one month period.
U	the average number of Accumulation Units outstanding.
UV	the Accumulation Unit value as of the end of the last day in the 30 day or one month period.

        Because of the charges and deductions imposed under the Contracts, the yield for the Sub-Account will be lower than the yield for the corresponding Fund.

        The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and its operating expenses.

        Yield calculations do not take into account the surrender charge under the Contract equal to 2% to 7% of Purchase Payments during the seven years prior to the surrender (including the year in which the surrender is made) on amounts surrendered.

Total Returns

        From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Sub-Accounts for various periods of time.

        Until a Sub-Account has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the standard average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

        Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date of each period for which total return quotations are provided will generally be for the most recent month-end practicable considering the type and media of the communication and will be stated in the communication.

        All average annual total returns will be calculated using Sub-Account unit values computed on each Valuation Day based on the performance of the Sub-Account's underlying Fund, the deductions for the mortality and expense risk charge and the administration charge.

        The standard average annual total return calculation assumes that the contract maintenance fee is $30 per year per contract, expressed as a percentage of the average Contract Value. For any period less than eight years, the standard average annual total return will also reflect the deduction of a surrender charge. The standard average annual total return will be calculated according to the following formula:

    TR = (ERV/P)1/N - 1

        Where:

TR	=	the average annual total return net of Sub-Account recurring charges.
ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.
P	=	a hypothetical single Purchase Payment of $1,000.
N	=	the number of years in the period.

5

        In addition to standard average annual total returns, sales literature or advertisements may from time to time also quote nonstandard average annual total returns that do not reflect the contract maintenance fee or the surrender charge. These nonstandard average annual total returns are calculated in exactly the same way as standard average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account the contract maintenance fee or the deduction of a surrender charge.

        Protective Life may also disclose cumulative total returns in conjunction with the formats described above. The cumulative total returns will be calculated using the following formula:

    CTR = (ERV/P) - 1

        Where:

CTR	=	The cumulative total return net of Sub-Account recurring charges for the period.
ERV	=	The ending value of the hypothetical investment at the end of the period that does not take into account the contract maintenance fee or the surrender charge.
P	=	A hypothetical single Purchase Payment of $1,000.

Effect of The Contract Maintenance Fee On Performance Data

        The Contract provides for a $30 annual contract maintenance fee to be deducted at the end of each Contract Year from the Sub-Accounts based on the proportion that the value of each such Account bears to the total Contract Value. For purposes of reflecting the contract maintenance fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Variable Account value of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

SAFEKEEPING OF ACCOUNT ASSETS

        Title to the assets of the Variable Account are held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

        Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

        The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

        Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Alabama which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

6

RECORDS AND REPORTS

        Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

        Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

INDEPENDENT ACCOUNTANTS

        The statement of assets and liabilities of The Variable Annuity Account A of Protective Life as of December 31, 2001 and 2000 and the related statements of operations and changes in net assets for the years then ended and the consolidated balance sheets of Protective Life as of December 31, 2001 and 2000 and the related consolidated statements of income, share-owner's equity and cash flows for each of the three years in the period ended December 31, 2001 and the related financial statement schedules included in this Statement of Additional Information and in the registration statement have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

        A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N. W., Washington, D.C. 20549.

FINANCIAL STATEMENTS

        The audited statement of assets and liabilities of The Variable Annuity Account A of Protective Life as of December 31, 2001 and 2000 and the related statements of operations and changes in net assets for the years then ended as well as the Report of Independent Accountants are contained herein.

        The audited consolidated balance sheets for Protective Life as of December 31, 2001 and 2000 and the related consolidated statements of income, share-owner's equity, and cash flows for each of the three years in the period ended December 31, 2001 as well as the Report of Independent Accountants are contained herein.

        Financial Statements follow this page.

7

        All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Accountants

To the Contract Owners and Board of Directors
of Protective Life and Annuity Insurance Company

        In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Variable Annuity Account A of Protective Life, consisting of PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, PIC Capital Growth, Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Investors Trust, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Investors Growth Stock, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth and Income, Oppenheimer Money Fund, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, Van Kampen Asset Allocation, Van Kampen Aggressive Growth and Goldman Sachs Internet Tollkeeper sub-accounts, at December 31, 2001 and 2000, and the results of its operations and changes in net assets for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 and 2000 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Birmingham, Alabama
April 2, 2002

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$584	$296	$417	$148	$873	$791	$58

Total assets	$584	$296	$417	$148	$873	$791	$58

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$185	$307	$380	$353	$256	$286	$141

Total assets	$185	$307	$380	$353	$256	$286	$141

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$4	$329	$490	$1,140	$120	$440	$283

Total assets	$4	$329	$490	$1,140	$120	$440	$283

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$107	$4	$0	$268	$162	$277	$258

Total assets	$107	$4	$0	$268	$162	$277	$258

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Total
Assets
Investment in sub-accounts at market value	$0	$7	$23	$15	$9,002

Total assets	$0	$7	$23	$15	$9,002

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$739	$463	$299	$130	$1,198	$952	$12

Total assets	$739	$463	$299	$130	$1,198	$952	$12

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$166	$428	$675	$548	$202	$308	$91

Total assets	$166	$428	$675	$548	$202	$308	$91

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$10	$349	$484	$1,212	$37	$342	$204

Total assets	$10	$349	$484	$1,212	$37	$342	$204

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$4	$0	$0	$67	$63	$6	$37

Total assets	$4	$0	$0	$67	$63	$6	$37

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Total
Assets
Investment in sub-accounts at market value	$0	$0	$13	$0	$9,039

Total assets	$0	$0	$13	$0	$9,039

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$4	$2	$35	$1	$8	$2	$0

Expense
Mortality and expense risk and administrative charges	9	5	6	2	14	12	1

Net investment income (loss)	(5)	(3)	29	(1)	(6)	(10)	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(11)	(14)	1	6	(31)	(10)	0
Capital gain distribution	0	46	0	0	123	86	1

Net realized gain (loss) on investments	(11)	32	1	6	92	76	1
Net unrealized appreciation (depreciation) on investments during the period	(57)	(130)	(18)	18	(217)	(213)	3

Net realized and unrealized gain (loss) on investments	(68)	(98)	(17)	24	(125)	(137)	4

Net increase (decrease) in net assets resulting from operations	$(73)	$(101)	$12	$23	$(131)	$(147)	$3

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS (Continued)
For the Year Ended December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$7	$0	$0	$2	$5	$0	$3

Expense
Mortality and expense risk and administrative charges	2	5	7	5	3	4	2

Net investment income (loss)	5	(5)	(7)	(3)	2	(4)	1

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(1)	(2)	(42)	(13)	0	(2)	0
Capital gain distribution	3	22	74	9	7	9	9

Net realized gain (loss) on investments	2	20	32	(4)	7	7	9
Net unrealized appreciation (depreciation) on investments during the period	(23)	(168)	(151)	(68)	(10)	(23)	(45)

Net realized and unrealized gain (loss) on investments	(21)	(148)	(119)	(72)	(3)	(16)	(36)

Net increase (decrease) in net assets resulting from operations	$(16)	$(153)	$(126)	$(75)	$(1)	$(20)	$(35)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS (Continued)
For the Year Ended December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$0	$3	$2	$7	$3	$10	$1

Expense
Mortality and expense risk and administrative charges	0	4	6	16	1	6	3

Net investment income (loss)	0	(1)	(4)	(9)	2	4	(2)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(3)	(2)	(4)	1	0	(2)	(4)
Capital gain distribution	0	40	36	0	0	17	21

Net realized gain (loss) on investments	(3)	38	32	1	0	15	17
Net unrealized appreciation (depreciation) on investments during the period	0	(156)	(95)	(128)	0	(8)	(42)

Net realized and unrealized gain (loss) on investments	(3)	(118)	(63)	(127)	0	7	(25)

Net increase (decrease) in net assets resulting from operations	$(3)	$(119)	$(67)	$(136)	$2	$11	$(27)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS (Continued)
For the Year Ended December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$27	$0	$0	$0	$0	$0	$0

Expense
Mortality and expense risk and administrative charges	3	0	0	2	1	2	2

Net investment income (loss)	24	0	0	(2)	(1)	(2)	(2)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(30)	0	0	0	0	0	0
Capital gain distribution	0	0	0	0	5	0	0

Net realized gain (loss) on investments	(30)	0	0	0	5	0	0
Net unrealized appreciation (depreciation) on investments during the period	(17)	0	0	(50)	(20)	(11)	(3)

Net realized and unrealized gain (loss) on investments	(47)	0	0	(50)	(15)	(11)	(3)

Net increase (decrease) in net assets resulting from operations	$(23)	$0	$0	$(52)	$(16)	$(13)	$(5)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS (Continued)
For the Year Ended December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Total
Investment income
Dividends	$0	$0	$0	$0	$122

Expense
Mortality and expense risk and administrative charges	0	0	0	0	123

Net investment income (loss)	0	0	0	0	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	(1)	2	(161)
Capital gain distribution	0	0	0	0	508

Net realized gain (loss) on investments	0	1	(1)	2	347
Net unrealized appreciation (depreciation) on investments during the period	0	0	(10)	(5)	(1,647)

Net realized and unrealized gain (loss) on investments	0	1	(11)	(3)	(1,300)

Net increase (decrease) in net assets resulting from operations	$0	$1	$(11)	$(3)	$(1,301)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$13	$6	$18	$1	$5	$1	$0

Expense
Mortality and expense risk and administrative charges	10	6	3	1	17	12	0

Net investment income (loss)	3	0	15	0	(12)	(11)	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	0	0
Capital gain distribution	15	65	0	0	148	65	0

Net realized gain (loss) on investments	15	65	0	0	148	65	0
Net unrealized appreciation (depreciation) on investments during the period	(72)	(140)	2	29	(282)	(131)	0

Net realized and unrealized gain (loss) on investments	(57)	(75)	2	29	(134)	(66)	0

Net increase (decrease) in net assets resulting from operations	$(54)	$(75)	$17	$29	$(146)	$(77)	$0

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS (Continued)
For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$3	$0	$0	$2	$4	$0	$0

Expense
Mortality and expense risk and administrative charges	2	6	8	7	2	4	1

Net investment income (loss)	1	(6)	(8)	(5)	2	(4)	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	0	0
Capital gain distribution	5	21	35	4	4	6	4

Net realized gain (loss) on investments	5	21	35	4	4	6	4
Net unrealized appreciation (depreciation) on investments during the period	(14)	(113)	(73)	(6)	21	(21)	(3)

Net realized and unrealized gain (loss) on investments	(9)	(92)	(38)	(2)	25	(15)	1

Net increase (decrease) in net assets resulting from operations	$(8)	$(98)	$(46)	$(7)	$27	$(19)	$0

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS (Continued)
For the Year Ended December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$0	$0	$0	$4	$1	$12	$0

Expense
Mortality and expense risk and administrative charges	0	5	5	16	0	4	2

Net investment income (loss)	0	(5)	(5)	(12)	1	8	(2)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	0	0
Capital gain distribution	0	12	17	48	0	0	10

Net realized gain (loss) on investments	0	12	17	48	0	0	10
Net unrealized appreciation (depreciation) on investments during the period	0	(77)	(33)	(165)	0	(6)	(15)

Net realized and unrealized gain (loss) on investments	0	(65)	(16)	(117)	0	(6)	(5)

Net increase (decrease) in net assets resulting from operations	$0	$(70)	$(21)	$(129)	$1	$2	$(7)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS (Continued)
For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$0	$0	$0	$0	$0	$0	$0

Expense
Mortality and expense risk and administrative charges	0	0	0	0	0	0	0

Net investment income (loss)	0	0	0	0	0	0	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	0	0
Capital gain distribution	0	0	0	0	0	0	2

Net realized gain (loss) on investments	0	0	0	0	0	0	2
Net unrealized appreciation (depreciation) on investments during the period	(1)	0	0	(9)	(4)	1	0

Net realized and unrealized gain (loss) on investments	(1)	0	0	(9)	(4)	1	2

Net increase (decrease) in net assets resulting from operations	$(1)	$0	$0	$(9)	$(4)	$1	$2

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS (Continued)
For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Total
Investment income
Dividends	$0	$0	$0	$0	$70

Expense
Mortality and expense risk and administrative charges	0	0	0	0	111

Net investment income (loss)	0	0	0	0	(41)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0
Capital gain distribution	0	0	0	0	461

Net realized gain (loss) on investments	0	0	0	0	461
Net unrealized appreciation (depreciation) on investments during the period	0	0	(2)	0	(1,114)

Net realized and unrealized gain (loss) on investments	0	0	(2)	0	(653)

Net increase (decrease) in net assets resulting from operations	$0	$0	$(2)	$0	$(694)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$(5)	$(3)	$29	$(1)	$(6)	$(10)	$(1)
Net realized gain (loss) on investments	(11)	32	1	6	92	76	1
Net unrealized appreciation (depreciation) of investments during the period	(57)	(130)	(18)	18	(217)	(213)	3

Net increase (decrease) in net assets resulting from operations	(73)	(101)	12	23	(131)	(147)	3

From variable annuity contract transactions
Contract owners' net payments	32	2	23	29	33	79	22
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	(116)	(14)	(18)	(4)	(112)	(46)	0
Death benefits	0	0	0	0	(18)	0	0
Transfers (to) from other portfolios	2	(54)	101	(32)	(97)	(47)	21

Net increase (decrease) in net assets resulting from variable annuity policy transactions	(82)	(66)	106	(5)	(194)	(14)	43

Net increase (decrease) in net assets	(155)	(167)	118	18	(325)	(161)	46
Net assets, beginning of year	739	463	299	130	1,198	952	12

Net assets, end of year	$584	$296	$417	$148	$873	$791	$58

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$5	$(5)	$(7)	$(3)	$2	$(4)	$1
Net realized gain (loss) on investments	2	20	32	(4)	7	7	9
Net unrealized appreciation (depreciation) of investments during the period	(23)	(168)	(151)	(68)	(10)	(23)	(45)

Net increase (decrease) in net assets resulting from operations	(16)	(153)	(126)	(75)	(1)	(20)	(35)

From variable annuity contract transactions
Contract owners' net payments	11	12	61	14	15	13	5
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	(10)	(11)	(94)	(11)	(7)	(9)	(1)
Death benefits	0	0	0	0	0	0	0
Transfers (to) from other portfolios	34	31	(136)	(123)	47	(6)	81

Net increase (decrease) in net assets resulting from variable annuity policy transactions	35	32	(169)	(120)	55	(2)	85

Net increase (decrease) in net assets	19	(121)	(295)	(195)	54	(22)	50
Net assets, beginning of year	166	428	675	548	202	308	91

Net assets, end of year	$185	$307	$380	$353	$256	$286	$141

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Net investment income (loss)	$0	$(1)	$(4)	$(9)	$2	$4	$(2)
Net realized gain (loss) on investments	(3)	38	32	1	0	15	17
Net unrealized appreciation (depreciation) of investments during the period	0	(156)	(95)	(128)	0	(8)	(42)

Net increase (decrease) in net assets resulting from operations	(3)	(119)	(67)	(136)	2	11	(27)

From variable annuity contract transactions
Contract owners' net payments	6	13	7	90	0	18	32
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	0	(6)	(11)	(112)	(17)	(17)	0
Death benefits	0	0	0	0	0	0	0
Transfers (to) from other portfolios	(9)	92	77	86	98	86	74

Net increase (decrease) in net assets resulting from variable annuity policy transactions	(3)	99	73	64	81	87	106

Net increase (decrease) in net assets	(6)	(20)	6	(72)	83	98	79
Net assets, beginning of year	10	349	484	1,212	37	342	204

Net assets, end of year	$4	$329	$490	$1,140	$120	$440	$283

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Net investment income (loss)	$24	$0	$0	$(2)	$(1)	$(2)	$(2)
Net realized gain (loss) on investments	(30)	0	0	0	5	0	0
Net unrealized appreciation (depreciation) of investments during the period	(17)	0	0	(50)	(20)	(11)	(3)

Net increase (decrease) in net assets resulting from operations	(23)	0	0	(52)	(16)	(13)	(5)

From variable annuity contract transactions
Contract owners' net payments	0	0	0	10	33	41	24
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	(1)	0	0	0	0	0	0
Death benefits	0	0	0	0	0	0	0
Transfers (to) from other portfolios	127	4	0	243	82	243	202

Net increase in net assets resulting from variable annuity policy transactions	126	4	0	253	115	284	226

Net increase in net assets	103	4	0	201	99	271	221
Net assets, beginning of year	4	0	0	67	63	6	37

Net assets, end of year	$107	$4	$0	$268	$162	$277	$258

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Total
From operations
Net investment income (loss)	$0	$0	$0	$0	$(1)
Net realized gain (loss) on investments	0	1	(1)	2	347
Net unrealized appreciation (depreciation) of investments during the period	0	0	(10)	(5)	(1,647)

Net increase (decrease) in net assets resulting from operations	0	1	(11)	(3)	(1,301)

From variable annuity contract transactions
Contract owners' net payments	0	(1)	11	11	646
Contract maintenance fees	0	0	0	0	0
Surrenders	0	0	0	0	(617)
Death benefits	0	0	0	0	(18)
Transfers (to) from other portfolios	0	7	10	7	1,251

Net increase in net assets resulting from variable annuity policy transactions	0	6	21	18	1,264

Net increase (decrease) in net assets	0	7	10	15	(37)
Net assets, beginning of year	0	0	13	0	9,039

Net assets, end of year	$0	$7	$23	$15	$9,002

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$3	$0	$15	$0	$(12)	$(11)	$0
Net realized gain (loss) on investments	15	65	0	0	148	65	0
Net unrealized appreciation (depreciation) of investments during the period	(72)	(140)	2	29	(282)	(131)	0

Net increase (decrease) in net assets resulting from operations	(54)	(75)	17	29	(146)	(77)	0

From variable annuity contract transactions
Contract owners' net payments	5	243	8	5	372	387	2
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	(1)	(9)	(2)	0	(13)	(13)	0
Death benefits	(3)	0	0	0	0	(16)	0
Transfers (to) from other portfolios	165	89	183	17	184	139	5

Net increase in net assets resulting from variable annuity policy transactions	166	323	189	22	543	497	7

Net increase in net assets	112	248	206	51	397	420	7
Net assets, beginning of year	627	215	93	79	801	532	5

Net assets, end of year	$739	$463	$299	$130	$1,198	$952	$12

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$1	$(6)	$(8)	$(5)	$2	$(4)	$(1)
Net realized gain (loss) on investments	5	21	35	4	4	6	4
Net unrealized appreciation (depreciation) of investments during the period	(14)	(113)	(73)	(6)	21	(21)	(3)

Net increase (decrease) in net assets resulting from operations	(8)	(98)	(46)	(7)	27	(19)	0

From variable annuity contract transactions
Contract owners' net payments	2	110	93	17	1	245	0
Contract maintenance fees	0	0	(1)	0	(1)	0	0
Surrenders	0	(17)	(2)	(10)	(11)	(8)	0
Death benefits	0	0	0	0	0	0	0
Transfers (to) from other portfolios	129	87	144	203	93	15	88

Net increase in net assets resulting from variable annuity policy transactions	131	180	234	210	82	252	88

Net increase in net assets	123	82	188	203	109	233	88
Net assets, beginning of year	43	346	487	345	93	75	3

Net assets, end of year	$166	$428	$675	$548	$202	$308	$91

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Net investment income (loss)	$0	$(5)	$(5)	$(12)	$1	$8	$(2)
Net realized gain (loss) on investments	0	12	17	48	0	0	10
Net unrealized appreciation (depreciation) of investments during the period	0	(77)	(33)	(165)	0	(6)	(15)

Net increase (decrease) in net assets resulting from operations	0	(70)	(21)	(129)	1	2	(7)

From variable annuity contract transactions
Contract owners' net payments	10	240	142	451	65	3	51
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	0	(5)	(16)	(11)	0	(1)	(1)
Death benefits	0	0	0	0	0	0	0
Transfers (to) from other portfolios	0	55	139	268	(29)	180	116

Net increase in net assets resulting from variable annuity policy transactions	10	290	265	708	36	182	166

Net increase in net assets	10	220	244	579	37	184	159
Net assets, beginning of year	0	129	240	633	0	158	45

Net assets, end of year	$10	$349	$484	$1,212	$37	$342	$204

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Net investment income (loss)	$0	$0	$0	$0	$0	$0	$0
Net realized gain (loss) on investments	0	0	0	0	0	0	2
Net unrealized appreciation (depreciation) of investments during the period	(1)	0	0	(9)	(4)	1	0

Net increase (decrease) in net assets resulting from operations	(1)	0	0	(9)	(4)	1	2

From variable annuity contract transactions
Contract owners' net payments	0	0	0	46	65	5	29
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	0	0	0	0	0	0	0
Death benefits	0	0	0	0	0	0	0
Transfers (to) from other portfolios	5	0	0	30	2	0	6

Net increase in net assets resulting from variable annuity policy transactions	5	0	0	76	67	5	35

Net increase in net assets	4	0	0	67	63	6	37
Net assets, beginning of year	0	0	0	0	0	0	0

Net assets, end of year	$4	$0	$0	$67	$63	$6	$37

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Total
From operations
Net investment income (loss)	$0	$0	$0	$0	$(41)
Net realized gain (loss) on investments	0	0	0	0	461
Net unrealized appreciation (depreciation) of investments during the period	0	0	(2)	0	(1,114)

Net increase (decrease) in net assets resulting from operations	0	0	(2)	0	(694)

From variable annuity contract transactions
Contract owners' net payments	0	0	11	0	2,608
Contract maintenance fees	0	0	0	0	(2)
Surrenders	0	0	0	0	(120)
Death benefits	0	0	0	0	(19)
Transfers (to) from other portfolios	0	0	4	0	2,317

Net increase in net assets resulting from variable annuity policy transactions	0	0	15	0	4,784

Net increase in net assets	0	0	13	0	4,090
Net assets, beginning of year	0	0		0	4,949

Net assets, end of year	$0	$0	$13	$0	$9,039

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001 and 2000

(In Thousands)

1.    ORGANIZATION

        The Variable Annuity Account A of Protective Life (Separate Account) was established by Protective Life and Annuity Insurance Company (PLAIC) on December 1, 1997, with sales beginning August 21, 1998. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (the Contracts) are allocated until maturity or termination of the Contracts.

        PLAIC has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

        At December 31, 1999, the Separate Account was comprised of six proprietary sub-accounts and seventeen independent sub-accounts. The six proprietary sub-accounts were the PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, and PIC Capital Growth sub-accounts. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. The seventeen independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, MFS New Discovery, MFS Utilities, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth and Income, Oppenheimer Money Fund, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. Seven of these sub-accounts were added April 1, 1999, with sales beginning on that date. PLAIC invests contract owners' funds in exchange for shares in the independent funds. PLAIC then holds the shares for the contract owners.

        During the year ended December 31, 2000, the Separate Account added nine additional sub-accounts. These sub-accounts include the MFS Growth, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, and Van Kampen Asset Allocation and were added May 1, 2000, with sales beginning on that date. The Van Kampen Aggressive Growth and Goldman Sachs Internet Tollkeeper sub-accounts were added on October 1, 2000, with sales beginning on that date.

        During the year ended December 31, 2001, the MFS Growth With Income Fund changed its name to the MFS Investors Trust Fund and the MFS Growth Fund changed its name to the MFS Investors Growth Stock Fund.

        Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (see Note 5). The Separate Account's assets are the property of PLAIC.

        Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of PLAIC's General Account. The assets of PLAIC's General Account support its insurance and annuity obligations and are subject to PLAIC's general liabilities from business operations. The Guaranteed Account's balance as of December 31, 2001 and 2000 was approximately $3.7 million and $3.8 million, respectively.

        Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual sub-accounts and between the sub-accounts and the Guaranteed Account.

        Pursuant to the terms of an agreement with PLAIC, Protective Life Insurance Company, its parent company, administers the Contracts. Contract administration includes: processing applications for the Contracts and subsequent owner requests; processing purchase payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

2.    SIGNIFICANT ACCOUNTING POLICIES

        Investment Valuation — Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

        Realized Gains and Losses — Realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

        Dividend Income and Capital Gain Distributions — Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the financial statements of the underlying investment company.

        Mortality and Expense Risk — PLAIC deducts a daily charge from the net assets of the Separate Account to compensate PLAIC for assuming mortality and expense risks and to reimburse PLAIC for expenses incurred in the administration of the annuity contracts and the Separate Account. The mortality risk that PLAIC assumes includes the risk that annuitants may live for a longer period of time than estimated when the guarantees in the annuity contract were established. The mortality risk that PLAIC assumes also includes a guarantee to pay a death benefit if the annuity contract owner dies before the annuity commencement date. The expense risk that PLAIC assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. The mortality and expense risk and administration charges do not apply to the portion of the net assets that are allocated to the General Account. The mortality and expense risk and administration charges are determined according to the terms of the annuity contract.

        Surrender Charges — PLAIC may deduct a surrender charge (contingent deferred sales charge) from the contract value when an owner makes a full or partial surrender before the end of the surrender charge period. Surrender charges are calculated according to the terms of the annuity contract. Surrender charges are imposed to reimburse PLAIC for some of the costs of distributing the contracts.

        Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

        Federal Income Taxes — The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (parent of PLAIC). Under the provisions of the Contracts, PLAIC has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been or is currently being made against the Separate Account for such tax.

3.    INVESTMENTS

        At December 31, 2001 and 2000, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	2001
	Shares	Cost	Market Value
PIC Growth and Income	48,530	$693	$584
PIC International Equity	32,723	531	296
PIC Global Income	40,884	433	417
PIC Small Cap Value	10,735	102	148
PIC CORE US Equity	53,223	1,284	873
PIC Capital Growth	45,699	1,058	791
Calvert Social Small Cap Growth	3,916	55	58
Calvert Social Balanced	105,033	221	185
MFS Emerging Growth	17,066	468	307
MFS Research	26,557	526	380
MFS Investors Trust	20,588	400	353
MFS Total Return	13,764	244	256
MFS New Discovery	18,709	319	286
MFS Utilities	8,810	189	141
MFS Investors Growth Stock	386	4	4
Oppenheimer Aggressive Growth	8,083	528	329
Oppenheimer Capital Appreciation	13,394	576	490
Oppenheimer Main St. Growth and Income	60,033	1,357	1,140
Oppenheimer Money Fund	120,456	120	120
Oppenheimer Strategic Bond	95,216	452	440
Oppenheimer Global Securities	12,384	330	283
Oppenheimer High Income	12,487	125	107
Van Eck Hard Asset	398	4	4
Van Eck Real Estate	0	0	0
Van Kampen Emerging Growth	9,461	327	268
Van Kampen Enterprise	10,866	186	162
Van Kampen Comstock	24,224	287	277
Van Kampen Growth and Income	16,255	261	258
Van Kampen Strategic Stock	0	0	0
Van Kampen Asset Allocation	653	7	7
Van Kampen Aggressive Growth	5,129	35	23
Goldman Sachs Internet Tollkeeper	3,426	20	15

	839,088	$11,142	$9,002

	2000
	Shares	Cost	Market Value
PIC Growth and Income	55,300	$791	$739
PIC International Equity	33,938	568	463
PIC Global Income	28,143	297	299
PIC Small Cap Value	11,378	102	130
PIC CORE US Equity	55,887	1,392	1,198
PIC Capital Growth	41,954	1,006	952
Calvert Social Small Cap Growth	914	12	12
Calvert Social Balanced	82,791	179	166
MFS Emerging Growth	14,843	421	428
MFS Research	32,448	670	675
MFS Investors Trust	26,105	527	548
MFS Total Return	10,298	180	202
MFS New Discovery	18,563	318	308
MFS Utilities	3,865	94	91
MFS Investors Growth Stock	737	10	10
Oppenheimer Aggressive Growth	4,926	392	349
Oppenheimer Capital Appreciation	10,369	475	484
Oppenheimer Main St. Growth and Income	57,014	1,301	1,212
Oppenheimer Money Fund	37,283	37	37
Oppenheimer Strategic Bond	72,833	346	342
Oppenheimer Global Securities	6,725	209	204
Oppenheimer High Income	426	5	4
Van Eck Hard Asset	0	0	0
Van Eck Real Estate	0	0	0
Van Kampen Emerging Growth	1,622	76	67
Van Kampen Enterprise	3,099	67	63
Van Kampen Comstock	522	5	6
Van Kampen Growth and Income	2,155	37	37
Van Kampen Strategic Stock	0	0	0
Van Kampen Asset Allocation	0	0	0
Van Kampen Aggressive Growth	1,709	15	13
Goldman Sachs Internet Tollkeeper	0	0	0

	615,847	$9,532	$9,039

        During the year ended December 31, 2001, transactions in shares were as follows (in thousands, except share data).

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	11,679	513	12,851	2,432	2,705	5,182	2,990
Shares received from reinvestment of dividends	285	4,845	3,444	91	7,656	4,777	51

Total shares acquired	11,964	5,358	16,295	2,523	10,361	9,959	3,041
Shares redeemed	(18,734)	(6,573)	(3,554)	(3,166)	(13,025)	(6,214)	(39)

Net increase (decrease) in shares owned	(6,770)	(1,215)	12,741	(643)	(2,664)	3,745	3,002
Shares owned, beginning of period	55,300	33,938	28,143	11,378	55,887	41,954	914

Shares owned, end of period	48,530	32,723	40,884	10,735	53,223	45,699	3,916

Cost of shares acquired	$147	$54	$172	$32	$181	$191	$44

Cost of shares redeemed	$(245)	$(91)	$(36)	$(32)	$(289)	$(139)	$(1)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	23,256	2,575	7,965	3,078	3,588	1,942	4,458
Shares received from reinvestment of dividends	5,865	1,051	4,497	584	606	597	592

Total shares acquired	29,121	3,626	12,462	3,662	4,194	2,539	5,050
Shares redeemed	(6,879)	(1,403)	(18,353)	(9,179)	(728)	(2,393)	(105)

Net increase (decrease) in shares owned	22,242	2,223	(5,891)	(5,517)	3,466	146	4,945
Shares owned, beginning of period	82,791	14,843	32,448	26,105	10,298	18,563	3,865

Shares owned, end of period	105,033	17,066	26,557	20,588	13,764	18,709	8,810

Cost of shares acquired	$55	$78	$211	$64	$78	$40	$97

Cost of shares redeemed	$(13)	$(31)	$(355)	$(191)	$(14)	$(39)	$(2)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	391	2,676	4,223	9,492	114,015	34,563	6,804
Shares received from reinvestment of dividends	0	941	1,011	354	2,997	5,865	962

Total shares acquired	391	3,617	5,234	9,846	117,012	40,428	7,766
Shares redeemed	(742)	(460)	(2,209)	(6,827)	(33,839)	(18,045)	(2,107)

Net increase (decrease) in shares owned	(351)	3,157	3,025	3,019	83,173	22,383	5,659
Shares owned, beginning of period	737	4,926	10,369	57,014	37,283	72,833	6,725

Shares owned, end of period	386	8,083	13,394	60,033	120,456	95,216	12,384

Cost of shares acquired	$4	$162	$201	$193	$117	$191	$184

Cost of shares redeemed	$(10)	$(26)	$(100)	$(137)	$(34)	$(85)	$(63)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	28,201	403	0	7,937	7,540	24,320	14,188
Shares received from reinvestment of dividends	3,003	0	0	3	320	8	25

Total shares acquired	31,204	403	0	7,940	7,860	24,328	14,213
Shares redeemed	(19,143)	(5)	0	(101)	(93)	(626)	(113)

Net increase in shares owned	12,061	398	0	7,839	7,767	23,702	14,100
Shares owned, beginning of period	426	0	0	1,622	3,099	522	2,155

Shares owned, end of period	12,487	398	0	9,461	10,866	24,224	16,255

Cost of shares acquired	$307	$4	$0	$254	$121	$289	$226

Cost of shares redeemed	$(187)	$0	$0	$(3)	$(2)	$(7)	$(2)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper
Shares purchased	0	655	4,947	5,114
Shares received from reinvestment of dividends	0	0	73	0

Total shares acquired	0	655	5,020	5,114
Shares redeemed	0	(2)	(1,600)	(1,688)

Net increase in shares owned	0	653	3,420	3,426
Shares owned, beginning of period	0	0	1,709	0

Shares owned, end of period	0	653	5,129	3,426

Cost of shares acquired	$0	$7	$30	$30

Cost of shares redeemed	$0	$0	$(10)	$(10)

      During the year ended December 31, 2000, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	11,625	18,227	17,941	2,281	20,557	20,344	500
Shares received from reinvestment of dividends	2,024	4,819	1,733	59	6,583	2,655	34

Total shares acquired	13,649	23,046	19,674	2,340	27,140	22,999	534
Shares redeemed	(969)	(648)	(459)	(130)	(798)	(1,264)	(11)

Net increase in shares owned	12,680	22,398	19,215	2,210	26,342	21,735	523
Shares owned, beginning of period	42,620	11,540	8,928	9,168	29,545	20,219	391

Shares owned, end of period	55,300	33,938	28,143	11,378	55,887	41,954	914

Cost of shares acquired	$198	$397	$208	$24	$698	$583	$7

Cost of shares redeemed	$(14)	$(10)	$(5)	$(1)	$(20)	$(32)	$0

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	60,031	5,709	10,383	10,333	5,372	14,555	3,601
Shares received from reinvestment of dividends	3,904	608	1,520	258	440	330	178

Total shares acquired	63,935	6,317	11,903	10,591	5,812	14,885	3,779
Shares redeemed	(888)	(588)	(329)	(724)	(728)	(681)	(55)

Net increase in shares owned	63,047	5,729	11,574	9,867	5,084	14,204	3,724
Shares owned, beginning of period	19,744	9,114	20,874	16,238	5,214	4,359	141

Shares owned, end of period	82,791	14,843	32,448	26,105	10,298	18,563	3,865

Cost of shares acquired	$138	$215	$269	$223	$101	$266	$92

Cost of shares redeemed	$(2)	$(20)	$(8)	$(15)	$(13)	$(12)	$(1)

	MFS Growth	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	743	3,367	5,581	29,821	65,815	42,289	5,147
Shares received from reinvestment of dividends	0	109	338	2,210	1,238	2,670	320

Total shares acquired	743	3,476	5,919	32,031	67,053	44,959	5,467
Shares redeemed	(6)	(115)	(359)	(730)	(30,284)	(3,628)	(82)

Net increase in shares owned	737	3,361	5,560	31,301	36,769	41,331	5,385
Shares owned, beginning of period	0	1,565	4,809	25,713	514	31,502	1,340

Shares owned, end of period	737	4,926	10,369	57,014	37,283	72,833	6,725

Cost of shares acquired	$10	$308	$295	$761	$66	$209	$177

Cost of shares redeemed	$0	$(11)	$(18)	$(17)	$(30)	$(18)	$(3)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	388	0	0	1,626	3,100	518	2,046
Shares received from reinvestment of dividends	44	0	0	0	0	8	112

Total shares acquired	432	0	0	1,626	3,100	526	2,158
Shares redeemed	(6)	0	0	(4)	(1)	(4)	(3)

Net increase in shares owned	426	0	0	1,622	3,099	522	2,155
Shares owned, beginning of period	0	0	0	0	0	0	0

Shares owned, end of period	426	0	0	1,622	3,099	522	2,155

Cost of shares acquired	$5	$0	$0	$76	$67	$5	$37

Cost of shares redeemed	$0	$0	$0	$0	$0	$0	$0

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper
Shares purchased	0	0	1,712	0
Shares received from reinvestment of dividends	0	0	0	0

Total shares acquired	0	0	1,712	0
Shares redeemed	0	0	(3)	0

Net increase in shares owned	0	0	1,709	0
Shares owned, beginning of period	0	0	0	0

Shares owned, end of period	0	0	1,709	0

Cost of shares acquired	$0	$0	$15	$0

Cost of shares redeemed	$0	$0	$0	$0

4.    FINANCIAL HIGHLIGHTS

	As of December 31, 2001				For the Year Ended December 31, 2001
	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
PIC Growth and Income	35	$16.84	$16.84	$584	0.54%	1.40%	1.40%	-10.73%	-10.73%
PIC International Equity	22	$13.65	$13.65	$296	0.65%	1.40%	1.40%	-23.65%	-23.65%
PIC Global Income	27	$15.60	$15.60	$417	8.72%	1.40%	1.40%	3.32%	3.32%
PIC Small Cap Value	8	$18.67	$18.67	$148	0.93%	1.40%	1.40%	19.95%	19.95%
PIC CORE U.S. Equity	37	$23.69	$23.69	$873	0.85%	1.40%	1.40%	-12.18%	-12.18%
PIC Capital Growth	37	$21.38	$21.38	$791	0.30%	1.40%	1.40%	-15.63%	-15.63%
Calvert Social Small Cap Growth	4	$13.73	$13.73	$58	0.00%	1.40%	1.40%	8.86%	8.86%
Calvert Social Balanced	15	$12.38	$12.38	$185	3.96%	1.40%	1.40%	-8.25%	-8.25%
MFS Emerging Growth	23	$13.61	$13.61	$307	0.00%	1.40%	1.40%	-34.42%	-34.42%
MFS Research	32	$11.81	$11.81	$380	0.02%	1.40%	1.40%	-22.36%	-22.36%
MFS Investors Trust	30	$11.81	$11.81	$353	0.48%	1.40%	1.40%	-17.14%	-17.14%
MFS Total Return	18	$14.13	$14.13	$256	2.05%	1.40%	1.40%	-1.16%	-1.16%
MFS New Discovery	15	$18.52	$18.52	$286	0.00%	1.40%	1.40%	-6.36%	-6.36%
MFS Utilities	13	$10.84	$10.84	$141	2.88%	1.40%	1.40%	-25.27%	-25.27%
MFS Investors Growth Stock	1	$6.49	$6.49	$4	0.00%	1.40%	1.40%	-25.21%	-25.21%
Oppenheimer Aggressive Growth	25	$13.05	$13.05	$329	0.82%	1.40%	1.40%	-32.24%	-32.34%
Oppenheimer Capital Appreciation	30	$16.25	$16.25	$490	0.53%	1.40%	1.40%	-13.81%	-13.81%
Oppenheimer Main Street Growth and Income	98	$11.68	$11.68	$1,140	0.59%	1.40%	1.40%	-11.42%	-11.42%
Oppenheimer Money Fund	93	$1.30	$1.30	$120	3.29%	1.40%	1.40%	2.39%	2.39%
Oppenheimer Strategic Bond	40	$11.12	$11.12	$440	2.38%	1.40%	1.40%	3.37%	3.37%
Oppenheimer Global Securities	18	$15.82	$15.82	$283	0.48%	1.40%	1.40%	-13.28%	-13.28%
Oppenheimer High Income	10	$10.31	$10.31	$107	14.09%	1.40%	1.40%	0.54%	0.54%
Van Eck Hard Asset	0	$11.00	$11.00	$4	0.00%	1.40%	1.40%	-11.70%	-11.70%
Van Eck Real Estate	0	$12.20	$12.20	$0	0.00%	1.40%	1.40%	3.86%	3.86%
Van Kampen Emerging Growth	54	$4.93	$4.93	$268	0.06%	1.40%	1.40%	-32.46%	-32.46%
Van Kampen Enterprise	27	$6.09	$6.09	$162	0.12%	1.40%	1.40%	-21.54%	-21.54%
Van Kampen Comstock	22	$12.51	$12.51	$277	0.00%	1.40%	1.40%	-3.83%	-3.83%
Van Kampen Growth and Income	25	$10.32	$10.32	$258	0.02%	1.40%	1.40%	-7.13%	-7.13%
Van Kampen Strategic Stock	0	$11.54	$11.54	$0	0.00%	1.40%	1.40%	-0.34%	-0.34%
Van Kampen Asset Allocation	1	$9.37	$9.37	$7	0.00%	1.40%	1.40%	-2.98%	-2.98%
Van Kampen Aggressive Growth	5	$4.64	$4.64	$23	1.72%	1.40%	1.40%	-24.53%	-24.53%
Goldman Sachs Internet Tollkeeper	3	$4.53	$4.53	$15	0.00%	1.40%	1.40%	-34.61%	-34.61%
*	These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These ratios represent the annualized contract expenses of the Separate Acccount, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

5.    RELATED PARTY TRANSACTIONS

        Contract owners' net payments represent premiums received from policyholders less certain deductions made by PLAIC in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality and expense risk, and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract, as set forth in the contract.

        PLAIC offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans are subject to provisions of the Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 2001 or 2000.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owners
Protective Life and Annuity Insurance Company
Birmingham, Alabama

        In our opinion, the financial statements listed in the index on page F-1 of this Form N-4 present fairly, in all material respects, the financial position of Protective Life and Annuity Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        As discussed in Note A of the Notes to the Financial Statements, effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".

PricewaterhouseCoopers LLP
Birmingham, Alabama
March 1, 2002

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF INCOME

	Year Ended December 31
	2001	2000	1999
REVENUES
Premiums and policy fees	$47,707,465	$47,876,379	$54,422,828
Reinsurance ceded	(18,621,035)	(17,319,246)	(20,042,501)

Net of reinsurance ceded	29,086,430	30,557,133	34,380,327
Net investment income	33,876,409	31,686,448	28,272,903
Realized investment gains (losses)	(1,113,538)	42,148	89,550
Other income (loss)	5,731	(6,551)	90,289

	61,855,032	62,279,178	62,833,069

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 2001-$13,449,131; 2000-$15,454,285; 1999-$17,399,370)	33,344,929	32,765,035	30,549,469
Amortization of deferred policy acquisition costs	7,034,480	6,765,446	6,835,492
Other operating expenses (net of reinsurance ceded: 2001-$397,265; 2000-$286,602; 1999-$291,274)	9,189,295	9,321,713	12,880,099

	49,568,704	48,852,194	50,265,060

Income from continuing operations before income tax-	12,286,328	13,426,984	12,568,009

INCOME TAX EXPENSE	4,165,065	4,632,310	3,519,043

Net income from continuing operations before cumulative effect of change in accounting principle	8,121,263	8,794,674	9,048,966
Income (loss) from discontinued operations, net of income tax	158,889	(51,006)	352,207
Gain from sale of discontinued operations, net of income tax	1,625,000

Net income before cumulative effect of change in accounting principle	9,905,152	8,743,668	9,401,173
Cumulative effect of change in accounting principle, net of income tax	(284,968)

Net income-	$9,620,184	$8,743,668	$9,401,173

See notes to financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

BALANCE SHEETS

	December 31
	2001	2000
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 2001 — $442,583,178; 2000 —$428,392,599)	$445,730,493	$418,756,679
Mortgage loans on real estate	2,717,495	3,215,344
Other long term investments	470,030	0
Policy loans	54,565,016	54,465,893
Short-term investments	12,000,000	4,000,000

Total investments	515,483,034	480,437,916
Cash	4,284,257	1,165,410
Accrued investment income	8,432,689	8,914,306
Accounts and premiums receivable, net of allowance for uncollectible amounts (2001 — $7,000; 2000 — $7,000)	7,888,382	1,952,449
Reinsurance receivables	20,642,570	23,136,896
Deferred policy acquisition costs	118,997,438	128,228,360
Other assets	19,689	27,333
Assets related to separate accounts
Variable annuity	9,001,016	9,037,035

	$684,749,075	$652,899,705

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$458,568,381	$452,212,971
Unearned premiums	7,767,028	8,154,233

	466,335,409	460,367,204
Annuity deposits	47,324,337	28,059,246
Other policyholders' funds	5,874,932	5,794,289
Other liabilities	17,390,459	21,209,531
Deferred income taxes	17,077,829	9,063,941
Liabilities related to separate accounts
Variable annuity	9,001,016	9,037,035
Total liabilities	563,003,982	533,531,246

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE E
SHARE-OWNERS' EQUITY
Preferred Stock, $1.00 par value, shares authorized, issued and outstanding: 2,000	2,000	2,000
Common Stock, $10.00 par value
Shares authorized: 2001 and 2000 — 500,000
Shares issued and outstanding: 2001 and 2000 — 250,000	2,500,000	2,500,000
Additional paid-in capital	101,386,324	101,386,324
Retained earnings	15,468,517	18,748,333
Accumulated other comprehensive income
Net unrealized gains (losses) on investments
(net of income tax: 2001 — $1,285,982; 2000 — ($1,759,799))	2,388,252	(3,268,198)

Total share-owners' equity	121,745,093	119,368,459

	$684,749,075	$652,899,705

See notes to financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF SHARE-OWNERS' EQUITY

	Preferred Stock	Common Stock	Additional Paid-In Capital	Retained Earnings	Net Unrealized Gains (Losses) On Investments	Total Share-Owners' Equity
Balance, December 31, 1998	$2,000	$2,500,000	$101,574,516	$18,353,492	$8,808,609	$131,238,617

Net income for 1999				9,401,173		9,401,173
Change in net unrealized gains/losses on investments (net of income tax: ($(10,820,527))					(20,095,265)	(20,095,265)
Reclassification adjustment for amounts included in net income (net of income tax: ($31,342))					(58,208)	(58,208)

Comprehensive loss for 1999						(10,752,300)

Reduction in paid in capital			(188,192)			(188,192)
Common dividends ($20 per share)				(5,000,000)		(5,000,000)

Balance, December 31, 1999	2,000	2,500,000	101,386,324	22,754,665	(11,344,864)	115,298,125

Net income for 2000				8,743,668		8,743,668
Change in net unrealized gains/losses on investments (net of income tax: $4,363,726)					8,104,062	8,104,062
Reclassification adjustment for amounts included in net income (net of income tax: ($14,752))					(27,396)	(27,396)

Comprehensive income for 2000						16,820,334

Common dividends ($51 per share)				(12,750,000)		(12,750,000)

Balance, December 31, 2000	2,000	2,500,000	101,386,324	18,748,333	(3,268,198)	119,368,459

Net income for 2001				9,620,184		9,620,184
Change in net unrealized gains/losses on investments (net of income tax: $2,502,598)					4,647,682	4,647,682
Reclassification adjustment for amounts included in net income (net of income tax: $389,738)					723,800	723,800
Transition adjustment on derivative financial instruments (net of income tax: $153,444)					284,968	284,968

Comprehensive income for 2001						15,276,634

Common dividends ($47.60 per share)				(11,900,000)		(11,900,000)
Preferred dividends ($500.00 per share)				(1,000,000)		(1,000,000)

Balance, December 31, 2001	$2,000	$2,500,000	$101,386,324	$15,468,517	$2,388,252	$121,745,093

See notes to financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

	December 31
	2001	2000	1999
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$9,620,184	$8,743,668	$9,401,173
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses (gains)	1,113,538	(42,148)	(89,550)
Amortization of deferred policy acquisition costs	7,034,480	6,765,446	6,835,492
Capitalization of deferred policy acquisition costs	(1,792,738)	(2,593,858)	(1,352,066)
Gain on sale of discontinued operations	(1,625,000)	0	0
Deferred income taxes	5,121,553	4,605,444	3,656,012
Interest credited to universal life and investment products	37,752,197	33,753,870	18,114,354
Policy fees assessed on universal life and investment products	(36,063,990)	(37,777,093)	(18,758,319)
Change in accrued investment income and other receivables	(2,959,990)	4,751,257	(8,078,299)
Change in policy liabilities and other policyholder funds of traditional life and health products	1,495,557	3,848,851	(12,255,924)
Change in other liabilities	(3,819,070)	2,871,472	10,396,783
Other (net)	(1,013,986)	432,557	14,237

Net cash provided by operating activities	14,862,735	25,359,466	7,883,893

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	134,614,161	401,392,138	256,525,416
Other	415,557	845,893	2,701,003
Sale of investments:
Investments available for sale	103,958,267	11,251,538	17,961,720
Other	0	1,197,324	0
Cost of investments acquired:
Investments available for sale	(262,462,048)	(453,746,936)	(301,844,318)
Sale of discontinued operations	2,500,000

Net cash used in investing activities	(20,974,063)	(39,060,043)	(24,656,179)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends to share owners	(12,900,000)	(12,750,000)	(5,000,000)
Investment product deposits and change in universal life deposits	56,941,071	47,248,477	36,600,618
Investment product withdrawals	(34,810,896)	(23,654,329)	(10,806,493)

Net cash provided by financing activities	9,230,175	10,844,148	20,794,125

INCREASE (DECREASE) IN CASH	3,118,847	(2,856,429)	4,021,839
CASH AT BEGINNING OF YEAR	1,165,410	4,021,839	0

CASH AT END OF YEAR	$4,284,257	$1,165,410	$4,021,839

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
There was no cash paid during any of the periods presented related to interest on indebtedness or income taxes.

See notes to financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

        The accompanying financial statements of Protective Life and Annuity Insurance Company ("the Company") are prepared on the basis of accounting principles generally accepted in the United States of America. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

        The Company was founded in 1978 as American Foundation Life Insurance Company. Effective March 1, 1999, the Company's name was changed to Protective Life and Annuity Insurance Company. Since 1983, all outstanding shares of the Company's common stock have been owned by Protective Life Insurance Company ("Protective"), which is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company domiciled in the state of Delaware. All outstanding shares of the Company's preferred stock are owned by PLC.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from these estimates.

    Nature of Operations

        The Company, since it is licensed in the State of New York, is the entity through which PLC markets, distributes, and services insurance and annuity products in New York. The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, and other factors.

    Recently Issued Accounting Standards

        On January 1, 2001, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133, as amended by SFAS Nos. 137 and 138, requires the Company to record all derivative financial instruments, at fair value on the balance sheet. Changes in fair value of a derivative instrument are reported in net income or other comprehensive income, depending on the designated use of the derivative instrument. The adoption of SFAS No. 133 resulted in a cumulative after-tax charge to net income of $0.3 million and a cumulative after-tax increase to other comprehensive income of $0.3 million on January 1, 2001. Prospectively, the adoption of SFAS No. 133 may introduce volatility into the Company's reported net income and other comprehensive income depending on future market conditions and the Company's hedging activities.

        In September 2000, the Financial Accounting Standards Board (FASB) issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125". SFAS No. 140 revises the standards for accounting for securitizations and other transfers of financial assets. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of this accounting standard did not have a material effect on the Company's financial position or results of operations.

        In June 2001, the FASB issued SFAS Nos. 141, "Business Combinations", and 142, "Goodwill and Other Intangible Assets". SFAS No. 141 requires that business combinations initiated after June 30, 2001, be accounted for using the purchase method. SFAS No. 142 revises the standards for accounting for acquired goodwill and other intangible assets. SFAS No. 142 is effective for fiscal years beginning December 15, 2001, and effective for any goodwill or intangible asset acquired after June 30, 2001. The

Company does not expect the adoption of SFAS No. 142 to have a material effect on the Company's financial position or results of operations.

        In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires that companies record the fair value of a liability for an asset retirement obligation in the period in which the liability is incurred. The Statement is effective for fiscal years beginning after June 15, 2002. The Company does not expect the adoption of SFAS No. 143 to have a material effect on the Company's financial position or results of operations.

        In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 requires that the same accounting model be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, expands the use of discontinued operations accounting to include more types of transactions and changes the timing of when discontinued operations accounting is applied. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. The Company does not expect the adoption of SFAS No. 144 to have a material effect on the Company's financial position or results of operations.

    Investments

        The Company has classified all of its investments in fixed maturities and short-term investments as "available for sale".

        Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds and redeemable preferred stocks) — at current market value. Where market values are unavailable, the Company obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

        Substantially all short-term investments have maturities of three months or less at the time of acquisition.

        As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners' equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the application of SFAS No. 115 does not affect the Company's operations, its reported share-owners' equity will fluctuate significantly as interest rates change.

        The Company's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	2001	2000
Total investments	$512,427,543	$490,073,836
Deferred policy acquisition costs	118,378,695	123,620,437
All other assets	50,268,603	44,233,429

	$681,074,841	$657,927,702

Deferred income taxes	$15,791,847	$10,823,740
All other liabilities	545,926,153	524,467,305

	561,718,000	535,291,045
Shareowners' equity	119,356,841	122,636,657

	$681,074,841	$657,927,702

        Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

    Cash

        Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

    Deferred Policy Acquisition Costs

        Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are being amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," the Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits; currently 3.6% to 9.4%) it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with the Company's universal life and investment products had been realized.

        The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. The Company amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8.0%. The unamortized present value of future profits was approximately $113.7 million and $119.8 million at December 31, 2001 and 2000, respectively. During 2001, $6.1 million of present value of future profits was amortized. No amounts were capitalized during 2001. During 2000, $5.8 million of present value of future profits was amortized. No amounts were capitalized during 2000.

    Separate Accounts

        The assets and liabilities related to separate accounts in which the Company does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying financial statements.

    Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

        Activity in the liability for unpaid claims is summarized as follows:

	2001	2000	1999
Balance beginning of year	$7,372,438	$9,557,627	$4,089,659
Less reinsurance	1,954,392	4,924,705	494,064

Net balance beginning of year	5,418,046	4,632,922	3,595,595

Incurred related to:
Current year	11,883,729	11,780,396	10,485,712
Prior year	584,972	(213,798)	(501,227)

Total incurred	12,468,701	11,566,598	9,984,485

Acquisitions and reserve transfers	(662,216)		338,940
Paid related to:
Current year	9,454,229	9,504,618	8,999,287
Prior year	2,155,651	1,276,856	286,811

Total paid	11,609,880	10,781,474	9,286,098

Net balance end of year	5,614,651	5,418,046	4,632,922
Plus reinsurance	1,459,829	1,954,392	4,924,705

Balance end of year	$7,074,480	$7,372,438	$9,557,627

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.6% to 9.4% in 2001.

  The Company's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

    Income Taxes

        The Company uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

    Discontinued Operations

        On December 31, 2001, PLC completed the sale to Fortis, Inc. of substantially all of its Dental Benefits Division (Dental Division), and discontinued certain other remaining Dental Division related operations, primarily other health insurance lines. These discontinued operations have been included in various operating subsidiaries of PLC, including the Company. The results of the operations of the Dental Division as related to the Company have been included herein as discontinued operations. PLC recorded an overall loss on the sale and discontinuance. The intercompany allocation of such loss resulted in the recognition of a net gain of $1,625,000 to the Company, reported herein as a gain on the sale of discontinued operations.

        The operating results and charges related to the sale of the Dental division at December 31 are as follows:

	2001	2000	1999
Total revenues	$970,192	$653,995	$2,192,687

Income (loss) before income taxes from discontinued operations	$240,377	$(77,872)	$489,179
Income tax (expense) benefit	(81,488)	26,866	(136,972)

Income (loss) from discontinued operations	$158,889	$(51,006)	$352,207

Gain from sale of discontinued operations before income tax	$2,500,000
Income tax expense related to sale	$875,000

Gain from sale of discontinued operations	$1,625,000

        Remaining assets and liabilities at December 31, 2001 related to the business sold to Fortis, Inc. consist of reinsurance receivables and policy liabilities and accruals of approximately $3.9 million.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

        Financial statements prepared in conformity with accounting principles generally accepted in the United States of America differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are provided for temporary differences between financial and taxable earnings; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owners' equity; (e) agents' debit balances and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost. The National Association of Insurance Commissioners (NAIC) has adopted the Codification of Statutory Accounting Principles (Codification). Codification changed statutory accounting rules in several areas and was effective January 1, 2001. The adoption of Codification did not have a material effect on the Company's statutory capital.

        The reconciliations of net income and share-owners' equity prepared in conformity with statutory reporting practices to that reported in the accompanying financial statements are as follows:

	Net Income			Share Owners' Equity
	2001	2000	1999	2001	2000	1999
In conformity with statutory reporting practices:	$16,643,381	$13,006,859	$12,659,788	$34,248,362	$31,878,162	$32,146,507
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	(5,241,742)	(4,700,240)	(6,133,391)	118,997,438	128,228,360	127,792,025
Deferred income tax	(5,121,553)	(4,605,444)	(3,656,012)	(17,077,829)	(9,063,941)	(109,523)
Asset Valuation Reserve				323,250	2,797,912	2,051,489
Interest Maintenance Reserve	(446,638)	118,604	93,585	694,509	247,870	366,474
Nonadmitted items				281,394	25,902	26,068
Other timing and valuation adjustments	3,786,736	4,923,889	6,437,203	(15,722,031)	(34,745,806)	(46,974,915)

In conformity with generally accepted accounting principles	$9,620,184	$8,743,668	$9,401,173	$121,745,093	$119,368,459	$115,298,125

        As of December 31, 2001, the Company had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $7.7 million.

NOTE C — INVESTMENT OPERATIONS

        Major categories of net investment income for the years ended December 31 are summarized as follows:

	2001	2000	1999
Fixed maturities	$31,496,317	$28,808,155	$24,815,986
Mortgage loans	282,544	314,376	89,178
Investment real estate	0	211,521	15,713
Policy loans	3,691,041	3,625,750	4,362,037
Other, principally short-term investments	236,511	556,879	458,761

	35,706,413	33,516,681	29,741,675
Investment expenses	(1,830,004)	(1,830,233)	(1,468,772)

	$33,876,409	$31,686,448	$28,272,903

        Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	2001	2000	1999
Fixed maturities	$(1,113,538)	$(70,176)	$194,374
Mortgage loans and other investments		112,324	(104,824)

	$(1,113,538)	$42,148	$89,550

        In 2001, gross gains on the sale of investments available for sale (fixed maturities and short-term investments) were approximately $1.1 million and gross losses were approximately $2.2 million. In 2000, gross gains were approximately $27,500 and gross losses were approximately $97,700. In 1999, gross gains were approximately $298,700 and gross losses were approximately $104,300. During 2001, the Company recorded other than temporary impairments in its investments of $1.9 million.

        The amortized cost and estimated market values of the Company's investments classified as available for sale at December 31 are as follows:

2001	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$6,655,797	$214,820	$0	$6,870,617
United States Government and authorities	7,736,901	406,974	2,454	8,141,421
States, municipalities, and political subdivisions	3,012,672	70,074	0	3,082,746
Public utilities	64,825,621	1,228,963	1,229,425	64,825,159
All other corporate bonds	360,352,187	10,242,579	7,784,216	362,810,550

	442,583,178	12,163,410	9,016,095	445,730,493
Short-term investments	12,000,000	0	0	12,000,000

	$454,583,178	$12,163,410	$9,016,095	$457,730,493

2000	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$4,979,867	$125,349	$0	$5,105,216
United States Government and authorities	8,108,623	229,091	2,534	8,335,180
States, municipalities, and political subdivisions	3,035,053	26,882	0	3,061,935
Public utilities	68,417,417	811,070	1,404,149	67,824,338
Convertibles and bonds with warrants	689,811	0	152,561	537,250
All other corporate bonds	343,161,828	3,187,729	12,456,797	333,892,760

	428,392,599	4,380,121	14,016,041	418,756,679
Short-term investments	4,000,000	0	0	4,000,000

	$432,392,599	$4,380,121	$14,016,041	$422,756,679

        The amortized cost and estimated market value of fixed maturities at December 31, by expected maturity, are shown below. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

2001	Amortized Cost	Estimated Market Values
Due in one year or less	$57,088,531	$55,695,866
Due after one year through five years	163,693,003	169,802,218
Due after five years through ten years	116,477,328	117,899,513
Due after ten years	105,324,316	102,332,896

	$442,583,178	$445,730,493

        At December 31, 2001 and 2000, the Company had bonds which were rated less than investment grade of $10.8 million and $11.6 million, respectively, having an amortized cost of $15.0 million and $13.7 million, respectively. Approximately $77.8 million of bonds are not publicly traded.

        The change in unrealized gains (losses), net of income tax on fixed maturities for the years ended December 31 is summarized as follows:

	2001	2000	1999
Fixed maturities	$8,309,103	$5,081,516	$(20,153,473)

        At December 31, 2001, 99% of the Company's mortgage loans were commercial loans of which 68% were retail, and 31% were office buildings. The Company specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. All of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Tennessee, Alabama, Florida, Colorado, Arkansas and Texas.

        At December 31, 2001, the average mortgage loan was $0.3 million, and the weighted average interest rate was 9.1%. The largest single mortgage loan was $1.2 million.

        At December 31, 2001, the Company had no problem mortgage loans (over ninety days past due) and foreclosed properties. At December 31, 2000, the Company's problem mortgage loans and foreclosed properties totaled less than $0.1 million. Since the Company's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on the Company's evaluation of its mortgage loan portfolio, the Company does not expect any material losses on its mortgage loans.

        Policy loan interest rates generally range from 4.5% to 8.0%.

NOTE D — FEDERAL INCOME TAXES

        The Company's effective income tax rate varied from the maximum federal income tax rate as follows:

	2001	2000	1999
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Tax-exempt interest			(0.2)
Other adjustments	(1.1)	(0.5)	(6.8)

Effective income tax rate	33.9%	34.5%	28.0%

        The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

        Details of the deferred income tax provision for the years ended December 31 are as follows:

	2001	2000	1999
Deferred policy acquisition costs	$10,448,277	$6,202,088	$5,095,750
Benefit and other policy liability changes	(6,335,100)	(3,129,276)	395,046
Temporary differences of investment income	51,888	1,532,632	(1,834,784)

	$4,165,065	$4,605,444	$3,656,012

        The components of the Company's net deferred income tax liability as of December 31 were as follows:

	2001	2000
Deferred income tax assets:
Policy and policyholder liability reserves	$21,462,070	$15,126,970
Unrealized (gain) loss on investments	(1,295,737)	1,528,259

	20,166,333	16,655,229

Deferred income tax liabilities:
Deferred policy acquisition costs	36,434,304	25,719,170
Other	809,858

	37,244,162	25,719,170

Net deferred income tax liability	$17,077,829	$9,063,941

        The Company's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations. At December 31, 2001 and 2000 no amounts were payable to PLC for income tax liabilities.

NOTE E — COMMITMENTS AND CONTINGENT LIABILITIES

        Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

        A number of civil jury verdicts have been returned against insurers and other providers of financial services involving sales practices, alleged agent misconduct, failure to properly supervise representatives relationships with agents or persons with whom the insurer does business, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages, which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very little appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The Company, like other financial service companies, in the ordinary course of business, is involved in such litigation or, alternatively, in arbitration. Although the outcome of any such litigation or arbitration cannot be predicted, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of the Company.

NOTE F — SHARE-OWNERS' EQUITY AND RESTRICTIONS

        Dividends on common stock are noncumulative and are paid as determined by the Board of Directors. At December 31, 2001, approximately $94.2 million of share-owners' equity excluding net unrealized gains and losses represented net assets of the Company that cannot be transferred to Protective. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to Protective by the Company in 2002 is estimated to be $16.4 million.

NOTE G — PREFERRED STOCK

        The Company's preferred stock pays, when and if declared, noncumulative participating dividends to the extent the Company's statutory earnings for the immediately preceding year exceeded $1.0 million. In 2001, the Company paid $1.0 million of preferred dividends. No preferred dividends were paid in 2000 or 1999.

NOTE H — RELATED PARTY MATTERS

        The Company has no employees; therefore, the Company purchases data processing, legal, investment, and other management services from PLC and other affiliates. The cost of such services was $8.6 million in 2001, $7.8 million in 2000, and $6.3 million in 1999.

        Receivables from and payables to related parties consisted of receivables from and payables to affiliates under control of PLC in the amount of a $4,883,460 payable at December 31, 2001 and a $1,666,742 payable at December 31, 2000. The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

        Protective and the Company entered into a guaranty agreement on October 27, 1993, whereby Protective guaranteed the payment of all insurance policy claims made by the holders or beneficiaries of any of the Company's policies which were issued after the date of the guaranty agreement in accordance with the terms of said policies. Total liabilities for policies covered by this agreement were $43.8 million and $43.9 million at December 31, 2001 and 2000, respectively.

        Protective and the Company also entered into a guaranty agreement on December 31, 1995, whereby Protective guaranteed that the Company will perform all of the obligations of Protective pursuant to the terms and conditions of an indemnity coinsurance agreement between Protective and an unaffiliated life insurance company. Total liabilities related to this coinsurance agreement were $10.1 million and $10.4 million at December 31, 2001 and 2000, respectively.

NOTE I — OPERATING SEGMENTS

        PLC, through its subsidiaries, operates several segments each having a strategic focus which can be grouped into three general product categories: life insurance, retirement savings and investment products, and specialty insurance products. An operating segment is generally distinguished by products and/or channels of distribution. A brief description of each division the Company operates in follows.

Life Insurance

        The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies sold to individuals.

Retirement Savings and Investment Products

        The Annuities segment manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Life Marketing segment's sales force.

Specialty Insurance Products

        The Credit Products segment markets credit life and disability insurance products through banks, consumer finance companies and automobile dealers, and markets vehicle and recreational marine extended service contracts.

Corporate and Other

        The Company has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the segments above (including net investment income on unallocated capital).

        The Company uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

        Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

        There are no significant intersegment transactions.

        The following table sets forth total operating segment income and assets for the periods shown. Adjustments represent the inclusion of unallocated realized investment gains (losses), income from discontinued operations and the recognition of income tax expense. Asset adjustments represent the inclusion of assets related to discontinued operations.

        In December 2001, the Company sold substantially all of its Dental segment, and discontinued other dental related operations. Prior period segment results have been restated to reflect these changes.

Operating Segment Income	Acquisitions	Credit Products	Annuities	Corporate and Other	Adjustments	Total
2001
Premiums and policy fees, net	$25,209,340	$3,721,792	$155,298			$29,086,430
Net investment income	29,892,723	606,345	1,909,607	$1,467,734		33,876,409
Realized investment gains (losses)					$(1,113,538)	(1,113,538)
Other income (loss)	244		5,487			5,731

Total revenues	55,102,307	4,328,137	2,070,392	1,467,734	(1,113,538)	61,855,032

Benefits and settlement expenses	28,533,646	2,567,742	2,243,541			33,344,929
Amortization of deferred policy acquisition costs	6,092,729	694,491	247,260			7,034,480
Other operating expenses	8,937,528	89,248	226,297	(63,778)		9,189,295

Total benefits and expenses	43,563,903	3,351,481	2,717,098	(63,778)		49,568,704

Income from continuing operations before income tax	11,538,404	976,656	(646,706)	1,531,512	(1,113,538)	12,286,328
Income tax expense					4,165,065	4,165,065
Discontinued operations					1,783,889	1,783,889
Change in accounting principle					(284,968)	(284,968)
Net income						$9,620,184
2000
Premiums and policy fees, net	$27,443,897	$2,997,130	$116,106			$30,557,133
Net investment income	29,275,899	628,572	1,416,117	$365,860		31,686,448
Realized investment gains					$42,148	42,148
Other income (loss)	(4,486)		(2,065)			(6,551)
Total revenues	56,715,310	3,625,702	1,530,158	365,860	42,148	62,279,178

Benefits and settlement expenses	29,247,353	2,250,237	1,267,445			32,765,035
Amortization of deferred policy acquisition costs	5,871,420	714,278	179,748			6,765,446
Other operating expenses	9,991,067	57,601	(787,364)	60,409		9,321,713

Total benefits and expenses	45,109,840	3,022,116	659,829	60,409		48,852,194

Income from continuing operations before income tax	11,605,470	603,586	870,329	305,451	42,148	13,426,984
Income tax expense					4,632,310	4,632,310
Discontinued operations					(51,006)	(51,006)
Net income						$8,743,668
1999
Premiums and policy fees, net	$32,290,715	$2,059,410	$30,202			$34,380,327
Net investment income	27,604,825	269,670	250,000	$148,408		28,272,903
Realized investment gains					$89,550	89,550
Other income (loss)	(8,718)	89,757	9,250			90,289

Total revenues	59,886,822	2,418,837	289,452	148,408	89,550	62,833,069

Benefits and settlement expenses	29,333,102	974,013	242,354			30,549,469
Amortization of deferred policy acquisition costs	6,334,661	500,831				6,835,492
Other operating expenses	12,059,458	33,574	761,937	25,130		12,880,099

Total benefits and expenses	47,727,221	1,508,418	1,004,291	25,130		50,265,060

Income from continuing operations before income tax	12,159,601	910,419	(714,839)	123,278	89,550	12,568,009
Income tax expense					3,519,043	3,519,043
Discontinued operations					352,207	352,207

Net income						$9,401,173

Operating Segment Assets
2001
Investments and other assets	$471,065,653	$10,390,438	$46,091,122	$34,248,362	$3,956,062	$565,751,637
Deferred policy acquisition costs	114,902,459	1,611,339	2,483,640			118,997,438

Total assets	$585,968,112	$12,001,777	$48,574,762	$34,248,362	$3,956,062	$684,749,075

2000
Investments and other assets	$453,999,198	$11,462,251	$25,799,102	$29,376,162	$4,034,632	$524,671,345
Deferred policy acquisition costs	124,984,368	1,596,654	1,647,338			128,228,360

Total assets	$578,983,566	$13,058,905	$27,446,440	$29,376,162	$4,034,632	$652,899,705

NOTE J — REINSURANCE

        The Company reinsures certain of its risks with, and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company generally pays specific premiums to the reinsurer as reimbursement for certain expenses. Coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of the Company's new life insurance is being reinsured. The Company reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

        The Company has reinsured approximately $4.9 billion, $5.3 billion, and $5.8 billion in face amount of life insurance risks with other insurers representing $17.6 million, $17.4 million, and $20.1 million of premium income for 2001, 2000, and 1999, respectively. The Company has also reinsured accident and health risks representing $0.1 million, $0.7 million, and $0.8 million of premium income for 2001, 2000, and 1999, respectively. In 2001 and 2000, policy and claim reserves relating to insurance ceded of $19.2 million and $21.2 million respectively are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with the Company. At December 31, 2001 and 2000, the Company had paid $1.5 million and $2.0 million, respectively, of ceded benefits which are recoverable from reinsurers.

        Approximately 65% and 58% of the reinsurance receivable balances at December 31, 2001 and 2000, respectively, relate to one insurance company rated "A+" (Superior) by the A. M. Best Company, an independent rating organization.

NOTE K — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

        The carrying amount and estimated fair values of the Company's financial instruments at December 31 are as follows:

	2001		2000
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$445,730,493	$445,730,493	$418,756,679	$418,756,679
Mortgage loans on real estate	2,717,495	2,873,017	3,215,344	3,364,675
Short-term investments	12,000,000	12,000,000	4,000,000	4,000,000
Cash	4,284,257	4,284,257	1,165,410	1,165,410
Liabilities (see Note A):
Annuity deposits	47,324,337	46,396,261	28,059,246	27,507,238

        Except as noted below, fair values were estimated using quoted market prices.

        The Company estimates the fair value of its mortgage loans using discounted cash flows from the next call date. The Company believes the fair value of its short-term investments approximates book value due to being short-term. The Company estimates the fair value of its annuities using surrender values. The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Annuity Deposits and Other Policyholders' Funds	Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended December 31, 2001
Life Insurance Acquisitions	$114,902,459	$457,126,255	$46,457	$1,924,344	$25,209,340	$29,892,723	$28,533,646	$6,092,729	$8,937,528
Specialty Insurance Products
Credit Products	1,611,339	2,178,423	7,718,370	493,645	3,721,792	606,345	2,567,742	694,491	89,248
Retirement Savings and Investment Products
Annuities	2,483,640	(1,233,215)	0	47,324,337	155,298	1,909,607	2,243,541	247,260	226,297
Corporate and Other	0	0	0	0	0	1,467,734	0	0	(63,778)
Adjustments(2)	0	496,918	2,201	3,456,943	0	0	0	0	0

TOTAL	$118,997,438	$458,568,381	$7,767,028	$53,199,269	$29,086,430	$33,876,409	$33,344,929	$7,034,480	$9,189,295

Year Ended December 31, 2000
Life Insurance Acquisitions	$124,984,368	$447,949,295	$50,335	$4,925,125	$27,443,897	$29,275,899	$29,247,353	$5,871,420	$9,991,067
Specialty Insurance Products
Credit Products	1,596,654	3,037,218	8,101,233	323,800	2,997,130	628,572	2,250,237	714,278	57,601
Retirement Savings and Investment Products
Annuities	1,647,338	619,322	0	25,179,780	116,106	1,416,117	1,267,445	179,748	(787,364)
Corporate and Other	0	0	0	0	0	365,860	0	0	60,409
Adjustments(2)	0	607,136	2,665	3,424,830	0	0	0	0	0

TOTAL	$128,228,360	$452,212,971	$8,154,233	$33,853,535	$30,557,133	$31,686,448	$32,765,035	$6,765,446	$9,321,713

Year Ended December 31, 1999:
Life Insurance Acquisitions	$126,247,865	$440,688,572	$54,704	$4,730,918	$32,290,715	$27,604,825	$29,333,102	$6,334,661	$12,059,458
Specialty Insurance Products
Credit Products	1,544,160	4,086,816	7,796,478	18,864	2,059,410	269,670	974,013	500,831	33,574
Retirement Savings and Investment Products
Annuities	0	404,423	0	9,471,966	30,202	250,000	242,354	0	761,937
Corporate and Other	0	0	0	0	0	148,408	0	0	25,130
Adjustments(2)	0	105,162	1,242	3,441,818	0	0	0	0	0

TOTAL	$127,792,025	$445,284,973	$7,852,424	$17,663,566	$34,380,327	$28,272,903	$30,549,469	$6,835,492	$12,880,099

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.
(2)	Adjustments represent the inclusion of assets related to discontinued operations.

S-1

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2001:
Life insurance in force(1)	$337,079	$4,865,367	$6,087,816	$1,559,528	390.4%

Premiums and policy fees:
Life insurance	$6,006,689	$18,481,015	$39,585,878	$27,111,552	146.0%
Accident and health insurance	2,106,881	140,020	8,017	1,974,878	0.4%

TOTAL	$8,113,570	$18,621,035	$39,593,895	$29,086,430

Year Ended December 31, 2000:
Life insurance in force(1)	$324,167	$5,287,046	$6,600,096	$1,637,217	403.1%

Premiums and policy fees:
Life insurance	$4,372,841	$17,244,402	$41,747,694	$28,876,133	144.6%
Accident and health insurance	1,751,478	74,844	4,366	1,681,000	0.3%

TOTAL	$6,124,319	$17,319,246	$41,752,060	$30,557,133

Year Ended December 31,1999:
Life insurance in force(1)	$308,419	$5,833,675	$7,260,439	$1,735,183	418.4%

Premiums and policy fees:
Life insurance	$6,126,681	$19,988,121	$47,053,071	$33,191,631	141.8%
Accident and health insurance	1,213,498	54,380	29,578	1,188,696	2.5%

TOTAL	$7,340,179	$20,042,501	$47,082,649	$34,380,327

(1)	Dollars in thousands

S-2

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PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits.

(a)  Financial Statements:

        All required financial statements are included in Part A and Part B of this Registration Statement.

(b)  Exhibits:

1.
Resolution of the Board of Directors of Protective Life andAnnuity Insurance Company (formerly American Foundation Life Insurance Company) authorizing establishment of the Variable Annuity Separate Account A of Protective Life (formerly American Foundation Variable Annuity Separate Account A)*
2.	Not applicable
3.	(a) Form of Underwriting Agreement among the Company, the Account and Investment Distributors, Inc.**
(b) Form of Distribution Agreement between Investment Distributors, Inc. and broker/dealers**
4.	(a) Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract**
(b) Qualified Retirement Plan Endorsement*
(c) Individual Retirement Annuity Endorsement*
(d) Tax Sheltered Annuity Endorsement*
5.	Form of Contract Applications**
6.	(a) Certificate of Incorporation of the Company.*
(b) By-Laws of the Company.*
7.	Not applicable
8.	(a) Participation/Distribution Agreement (Protective Investment Company)**
Form of service agreement between Protective Life Insurance Company and the Company
(b) Participation Agreement (Oppenheimer Variable Account Funds)**
(c) Participation Agreement (MFS Variable Insurance Trust)**
(d) Participation Agreement (Calvert Variable Series Portfolios)*
(e) Participation Agreement (Van Eck Worldwide Insurance Trust)***
(f) Participation Agreement (Van Kampen Asset Management, Inc.)****
(g) Participation Agreement (Lord Abbett Series Fund)*****
9.	Opinion and Consent of Steve M. Callaway, Esq.
10.	(a) Consent of Sutherland, Asbill & Brennan, LLP
(b) Consent of PricewaterhouseCoopers LLP
11.	No financial statements will be omitted from Item 23
12.	Not applicable
13.	Not applicable
14.	Powers of Attorney

*	Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 333-41577) filed with the Commission on December 5, 1997.

**	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-41577) filed with the Commission on April 15, 1998.
***	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 333-41577) filed with the Commission on April 30, 1999.
****	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-41577), filed with the Commission April 21, 2000.
*****	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-76952) filed with the Commission April 22, 2002.

Item 25.    Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	Director
Wayne E. Stuenkel	President and Chief Actuary, and Director
R. Stephen Briggs	Executive Vice President, and Director
Jim E. Massengale	Executive Vice President, Acquisitions, and Director
Allen W. Ritchie	Executive Vice President, Chief Financial Officer, and Director
Carolyn King	Senior Vice President, Investment Products, and Director
Deborah J. Long	Senior Vice President, General Counsel, Secretary, and Director
Steven A. Schultz	Senior Vice President, Financial Institutions, and Director
Richard J. Bielen	Senior Vice President, Chief Investment Officer and Treasurer, and Director
Jerry W. DeFoor	Vice President and Controller
Vita P. Bates	Vice President, Investments
Kevin B. Borie	Vice President and Actuary, Investment Products
Charles D. Evers, Jr.	Vice President, Corporate Accounting, and Assistant Secretary
D. Wayne Hall	Vice President, Acquisition Administration
Anil S. Manji	Vice President
Lawrence G. Merrill	Vice President, Investment Products Sales and Marketing
Dale F. Moon	Vice President
Brent E. Fritz	Vice President, Individual Life Product Development
T. Michael Presley	Vice President and Actuary, Financial Institutions
Carl S. Thigpen	Vice President, Chief Mortgage and Real Estate Officer and Assistant Secretary
Charles M. Prior	Vice President, Investments
Martin L. Reilly	Vice President, Information Systems, Financial Institutions
Kevin P. Riley	Vice President, Key Account Manager, Investment Products
Bernard L. Robins	Vice President
Marion L. Robinson	Vice President, Information Systems, Investment Products
Karl W. Snover	Vice President
Chris Jones	Vice President, Marketing, Investment Products
T. Davis Keyes	Director

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26.    Persons Controlled by or Under Common Control With the Depositor and Registrant

        The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2001 (File No. 1-12332) filed with the Commission on March 27, 2002.

Item 27.    Number of Contractowners.

        As of the date of this filing, there were 192 contract owners of the Protective Variable Annuity individual flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28.    Indemnification of Directors and Officers.

        Article XI of the By-laws of the Company provides, in substance, that any of the Company's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of the Company, by reason of the fact that he is or was an officer or director, shall be indemnified by the Company against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of the Company to procure a judgment in its favor, such person shall be indemnified by the Company against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by the Company against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

        In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriter.

  (a)
  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Fund and for the Variable Annuity Separate Account A of Protective Life.

  (b)
  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.
Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
King, Carolyn	President, Chief Executive Officer and Director	Senior Vice President, Investment Products
Briggs, Robert Stephen	Vice President and Director	Executive Vice President Director
A.S. Williams, III	Vice President	None
Borie, Kevin B.	Secretary and Chief Compliance Officer and Director	Vice President and Actuary, Investment Products
Callaway, Steve M.	Director	None
Janet Summey	Assistant Secretary and Principal	Assistant Vice President, Investment Products
Bonnie Miller	Assistant Secretary and Principal	Assistant Vice President, Investment Products
Beth Zaiontz	Assistant Secretary and Principal	None
Gary Carroll	Assistant Secretary and Principal	Assistant Vice President, Risk Management, Individual Life
Thomas R. Barrett	Financial Operations Principal	None
Joseph Gilmer	Assistant Financial Operations Principal	None

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

Item 30.    Location of Accounts and Records.

        All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31.    Management Services.

        All management contracts are discussed in Part A or Part B.

Item 32.    Undertakings.

  (a)
  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

  (b)
  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

  (c)
  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

  (d)
  The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

  (e)
  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirement of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused the amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 25, 2002.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

By:	/s/ WAYNE E. STUENKEL Wayne E. Stuenkel, President Protective Life and Annuity Insurance Company (formerly American Foundation Life Insurance Company)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY (FORMERLY AMERICAN FOUNDATION LIFE INSURANCE COMPANY)

By:	/s/ WAYNE E. STUENKEL Wayne E. Stuenkel, President Protective Life and Annuity Insurance Company

        As required by the Securities Act of 1933, the amendment to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ WAYNE E. STUENKEL Wayne E. Stuenkel	President and Chief Actuary (Principal Executive Officer)	April 25, 2002
/s/ ALLEN W. RITCHIE Allen W. Ritchie	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 25, 2002
/s/ JERRY DEFOOR Jerry DeFoor	Vice President Controller, and Chief Accounting Officer (Principal Accounting Officer)	April 25, 2002
/s/ JOHN D. JOHNS John D. Johns	Director	April 25, 2002
* R. Stephen Briggs	Director	April 25, 2002

* Jim E. Massengale	Director	April 25, 2002
/s/ ALLEN W. RITCHIE Allen W. Ritchie	Director	April 25, 2002
* Wayne E. Stuenkel	Director	April 25, 2002
* Steven A. Schultz	Director	April 25, 2002
* Deborah J. Long	Director	April 25, 2002
* Carolyn King	Director	April 25, 2002
* Richard J. Bielen	Director	April 25, 2002
* T. Davis Keyes	Director	April 25, 2002
/s/ STEVE M. CALLAWAY Steve M. Callaway Attorney-in-Fact

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PART A
INFORMATION REQUIRED TO BE IN THE PROSPECTUS
TABLE OF CONTENTS
DEFINITIONS
EXPENSES
  EXAMPLES
SUMMARY
  The Contract
  Federal Tax Status
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
  Protective Life Annuity and Insurance Company
  Variable Annuity Account A of Protective Life
  Administration
  The Funds
  Protective Investment Company (PIC)
  Van Kampen Life Investment Trust
  MFS® Variable Insurance TrustSM
  Oppenheimer Variable Account Funds
  Lord Abbett Series Fund, Inc.
  Other Information about the Funds
  Other Investors in the Funds
  Addition, Deletion or Substitution of Investments
DESCRIPTION OF THE CONTRACT
  The Contract
  Parties to the Contract
  Issuance of a Contract
  Purchase Payments
  Right To Cancel
  Allocation of Purchase Payments
  Variable Account Value
  Transfers
  Surrenders and Partial Surrenders
THE GUARANTEED ACCOUNT
DEATH BENEFIT
SUSPENSION OR DELAY IN PAYMENTS
SUSPENSION OF CONTRACTS
CHARGES AND DEDUCTIONS
  Surrender Charges (Contingent Deferred Sales Charge)
  Mortality and Expense Risk Charge
  Administration Charges
  Transfer Fee
  Contract Maintenance Fee
  Fund Expenses
  Premium Taxes
  Other Taxes
  Other Information
ANNUITIZATION
  Annuity Commencement Date
  Annuity Income Payments
  Annuity Options
  Minimum Amounts
  Death of Annuitant or Owner After Annuity Commencement Date
YIELDS AND TOTAL RETURNS
  Yields
  Total Returns
  Standardized Average Annual Total Returns
  Non-Standard Average Annual Total Returns
  Performance Comparisons
  Other Matters
FEDERAL TAX MATTERS
  Introduction
  The Company's Tax Status
TAXATION OF ANNUITIES IN GENERAL
  Tax Deferral During Accumulation Period
  Taxation of Partial and Full Surrenders
  Taxation of Annuity Payments
  Taxation of Death Benefit Proceeds
  Assignments, Pledges, and Gratuitous Transfers
  Penalty Tax On Premature Distributions
  Aggregation of Contracts
  Loss of Interest Deduction Where Contract Is Held By Or For the Benefit of Certain Nonnatural Persons
QUALIFIED RETIREMENT PLANS
  In General
  Direct Rollovers
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
  The Contract
  Error In Age Or Gender
  Incontestability
  Non-participation
  Assignment or Transfer of a Contract
  Notice
  Modification
  Reports
  Settlement
  Receipt of Payment
  Protection of Proceeds
  Minimum Values
  Application of Law
  No Default
DISTRIBUTION OF THE CONTRACTS
  Inquiries
LEGAL PROCEEDINGS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A
ADDITIONAL ALLOCATION OPTIONS for Certain Contracts Purchased before May 1, 2002
  ANNUAL FUND EXPENSE For the Period ending December 31, 2001 (after reimbursement and as a percentage of average net assets)
  EXAMPLES
CONDENSED FINANCIAL INFORMATION
  Sub-Accounts
  Accumulation Units
  The Additional Funds
  Calvert Variable Series, Inc.
  Van Eck Worldwide Insurance Trust
APPENDIX B
CONDENSED FINANCIAL INFORMATION
  Sub-Accounts
  Accumulation Units
PART B
INFORMATION REQUIRED TO BE IN THE STATEMENT OF ADDITIONAL INFORMATION
STATEMENT OF ADDITIONAL INFORMATION
CALCULATION OF YIELDS AND TOTAL RETURNS
  Oppenheimer Money Fund Sub-Account Yield
  Other Sub-Account Yields
  Total Returns
  Effect of The Contract Maintenance Fee On Performance Data
SAFEKEEPING OF ACCOUNT ASSETS
STATE REGULATION
RECORDS AND REPORTS
LEGAL MATTERS
INDEPENDENT ACCOUNTANTS
OTHER INFORMATION
FINANCIAL STATEMENTS
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
STATEMENTS OF INCOME
BALANCE SHEETS
STATEMENTS OF SHARE-OWNERS' EQUITY
STATEMENTS OF CASH FLOWS
PART C
OTHER INFORMATION
SIGNATURES